                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant                      [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                       SCUDDER CALIFORNIA TAX FREE TRUST
                            SCUDDER MUNICIPAL TRUST
                          SCUDDER STATE TAX FREE TRUST
                          SCUDDER TAX FREE MONEY FUND
                             SCUDDER TAX FREE TRUST
--------------------------------------------------------------------------------
         (Name of Registrant as Specified In Its Declaration of Trust)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement no.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

[SCUDDER LOGO]

                                                                September 1997


                       SCUDDER CALIFORNIA TAX FREE TRUST

                            SCUDDER MUNICIPAL TRUST

                          SCUDDER STATE TAX FREE TRUST

                          SCUDDER TAX FREE MONEY FUND

                             SCUDDER TAX FREE TRUST

                                 IMPORTANT NEWS
                         FOR SCUDDER FUND SHAREHOLDERS


     While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting your Fund which require a shareholder vote.


                          Q & A: QUESTIONS AND ANSWERS

Q.  WHAT IS HAPPENING?


A. Scudder, Stevens & Clark, Inc. ("Scudder"), your Fund's investment manager, has agreed to form an alliance with Zurich Insurance Company ("Zurich"). Zurich is a leading international insurance and financial services organization. As a result of the proposed alliance, there will be a change in ownership of Scudder. In order for Scudder to continue to serve as investment manager of your Fund, it is necessary for the Fund's shareholders to approve a new investment management agreement. The following pages give you additional information on Zurich and the proposed new investment management agreement and certain other matters. The most important matters to be voted upon by you are approval of the new investment management agreement and the election of Trustees. THE BOARD MEMBERS OF YOUR FUND, INCLUDING THOSE WHO ARE NOT AFFILIATED WITH THE FUND OR SCUDDER, RECOMMEND THAT YOU VOTE FOR THESE PROPOSALS.


Q. WHY AM I BEING ASKED TO VOTE ON THE PROPOSED NEW INVESTMENT MANAGEMENT AGREEMENT?


A. The Investment Company Act of 1940, which regulates investment companies such as your Fund, requires a vote whenever there is a change in control of a fund's investment manager. Zurich's alliance with Scudder will


                                                                 Boston Tax Free
    result in such a change of control and requires shareholder approval of a new investment management agreement with your Fund.


Q.  HOW WILL THE SCUDDER-ZURICH ALLIANCE AFFECT ME AS A FUND SHAREHOLDER?

A. Your Fund and your Fund's investment objective will not change. You will still own the same shares in the same Fund. The terms of the new investment management agreement are the same in all material respects as the current investment management agreement. Similarly, the other service arrangements between your Fund and Scudder will not be affected. You should continue to receive the same level of services that you have come to expect from Scudder over the years. If shareholders do not approve the new investment management agreement, the current investment management agreement will terminate upon the closing of the transaction and the Board of Trustees will take such action as it deems to be in the best interests of your Fund and its shareholders.

Q.  WHY HAS SCUDDER DECIDED TO ENTER INTO THIS ALLIANCE?

A. Scudder believes that the Scudder-Zurich alliance will enable Scudder to enhance its capabilities as a global asset manager. Scudder further believes that the alliance will enable it to enhance its ability to deliver the level of services currently provided to you and your Fund and to fulfill its obligations under the new investment management agreement consistent with current practices.

Q.  WILL THE INVESTMENT MANAGEMENT FEES BE THE SAME?

A.  Yes, the investment management fees paid by your Fund will remain the same.

Q.  WILL I CONTINUE TO BE ABLE TO PURCHASE SHARES WITHOUT ANY SALES LOAD?

A. Yes, you will be able to continue to purchase shares of your Fund without any sales load.

Q.  WHAT OTHER MATTERS AM I BEING ASKED TO VOTE ON?


A. In order to save your Fund the expense of a subsequent meeting, a vote is also being sought for granting the Trustees discretionary authority to convert the Fund into a "master/feeder" structure, for the amendment of the Declaration of Trust applicable to your Fund, and for the revision of certain fundamental investment policies. You are also being asked to vote for the ratification of the Board's selection of the Fund's accountants.



                                                (continues on inside back cover)

Q.  HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?

A. After careful consideration, the Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote in favor of all the proposals on the enclosed proxy card.

Q.  WHOM DO I CALL FOR MORE INFORMATION?


A. Please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-733-8481, ext. 488.


Q. WILL THE FUND PAY FOR THE PROXY SOLICITATION AND LEGAL COSTS ASSOCIATED WITH THIS TRANSACTION?

A.  No, Scudder will bear these costs.

                                ABOUT THE PROXY CARD

     If you have more than one account in the Fund in your name at the same address, you will receive separate proxy cards for each account but only one proxy statement for the Fund. Please vote all issues on each proxy card that you receive.


               THANK YOU FOR MAILING YOUR PROXY CARD(S) PROMPTLY.

                                   [SCUDDER LOGO]


For more information, please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-733-8481, ext. 488.

                                                               Boston Tax Free

                                                         Two International Place

                                                     Boston, Massachusetts 02110


                       SCUDDER CALIFORNIA TAX FREE TRUST
                            SCUDDER MUNICIPAL TRUST
                          SCUDDER STATE TAX FREE TRUST
                          SCUDDER TAX FREE MONEY FUND
                             SCUDDER TAX FREE TRUST


                                                               September 2, 1997


Dear Shareholder:


     On June 26, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") entered into an agreement with Zurich Insurance Company ("Zurich") pursuant to which Scudder and Zurich have agreed to form an alliance. Under the terms of the agreement, Zurich will acquire a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, will become part of Scudder. Scudder's name will be changed to Scudder Kemper Investments, Inc. As a result of this transaction, it is necessary for the shareholders of each of the funds for which Scudder acts as investment manager, including your Fund, to approve a new investment management agreement.


     The following important facts about the transaction are outlined below:

     - The transaction has no effect on the number of shares you own or the value of those shares.

     - The advisory fees and expenses paid by your Fund will not increase as a result of this transaction. As is now the case, you will not pay sales loads on purchases of shares of your Fund.

     - The investment objective of your Fund will remain the same.


     - The Non-interested Trustees of your Fund have carefully reviewed the proposed transaction, and have concluded that the transaction should cause no reduction in the quality of services provided to the Fund and should enhance Scudder's ability to provide such services.


     Shareholders are also being asked to approve certain other matters that have been set forth in the Fund's Notice of Meeting. THE BOARD MEMBERS OF YOUR FUND BELIEVE THAT EACH OF THE PROPOSALS SET FORTH IN THE NOTICE OF MEETING FOR YOUR FUND IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR ALL PROPOSALS.

     Since all of the funds for which Scudder acts as investment manager are required to conduct shareholder meetings, if you own shares of more than one fund, you will receive more than one proxy card. Please sign and return each proxy card you receive.

     Your vote is important. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. If we do not receive your executed proxy card(s) after a reasonable amount of time you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares.

Respectfully,

[DAVID LEE SIGNATURE]

David S. Lee
President

SHAREHOLDERS ARE URGED TO SIGN THE PROXY CARD(S) AND RETURN IT IN THE POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDINGS.

                       SCUDDER CALIFORNIA TAX FREE TRUST

                            SCUDDER MUNICIPAL TRUST

                          SCUDDER STATE TAX FREE TRUST

                          SCUDDER TAX FREE MONEY FUND

                             SCUDDER TAX FREE TRUST

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS


     Please take notice that Special Meetings of Shareholders (each a "Special Meeting") of each Scudder Trust listed above (each a "Trust" and, collectively, the "Trusts"), the series of which are Scudder California Tax Free Fund and Scudder California Tax Free Money Fund of Scudder California Tax Free Trust; Scudder High Yield Tax Free Fund and Scudder Managed Municipal Bonds of Scudder Municipal Trust; Scudder Massachusetts Limited Term Tax Free Fund, Scudder Massachusetts Tax Free Fund, Scudder New York Tax Free Fund, Scudder New York Tax Free Money Fund, Scudder Ohio Tax Free Fund and Scudder Pennsylvania Tax Free Fund of Scudder State Tax Free Trust; and Scudder Limited Term Tax Free Fund and Scudder Medium Term Tax Free Fund of Scudder Tax Free Trust (each a "Fund" and, collectively, where applicable, with those Trusts that do not have any series, the "Funds") will be held jointly at the offices of Scudder, Stevens & Clark, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110, on October 24, 1997, at 9:30 a.m., Eastern time, for the following purposes:



        (1) To approve or disapprove a new investment management agreement between each Fund and Scudder Kemper Investments, Inc.;


        (2)     For each Trust, to elect Trustees;

        (3) To approve or disapprove the Board's discretionary authority to convert each Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;


        (4) For each Trust, to approve or disapprove certain amendments to the Declaration of Trust;



        (5) For each Fund, to approve or disapprove the revision of certain fundamental investment policies; and


        (6) To ratify or reject the selection of Coopers & Lybrand L.L.P. as the independent accountants for each of the Funds for each Fund's current fiscal year.

     The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournments thereof.

     Holders of record of shares of beneficial interest of each Fund at the close of business on August 25, 1997 are entitled to vote at the Special Meeting and at any adjournments thereof.


     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting with respect to one or more Trusts or, where applicable, Funds, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment as to a matter requiring, respectively, a Trust-wide or a Fund by Fund vote will require the affirmative vote of the holders of a majority of the concerned Trust's (for a Trust-wide vote) or, where applicable, the Fund's (for a Fund by Fund vote), shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against that proposal.


                                             By order of the Boards of Trustees,


                                                 [THOMAS F. MCDONOUGH SIGNATURE]


                                                             Thomas F. McDonough

                                                                       Secretary


September 2, 1997



IMPORTANT--WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE SPECIAL MEETINGS. IF YOU CAN ATTEND THE SPECIAL MEETINGS AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                       SCUDDER CALIFORNIA TAX FREE TRUST

                            SCUDDER MUNICIPAL TRUST

                          SCUDDER STATE TAX FREE TRUST

                          SCUDDER TAX FREE MONEY FUND

                             SCUDDER TAX FREE TRUST

                            TWO INTERNATIONAL PLACE,
                          BOSTON, MASSACHUSETTS 02110

                             JOINT PROXY STATEMENT

GENERAL


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of each of the Scudder Trusts listed above (each a "Trust" and, collectively, the "Trusts"), the series of which are Scudder California Tax Free Fund and Scudder California Tax Free Money Fund of Scudder California Tax Free Trust; Scudder High Yield Tax Free Fund and Scudder Managed Municipal Bonds of Scudder Municipal Trust; Scudder Massachusetts Limited Term Tax Free Fund, Scudder Massachusetts Tax Free Fund, Scudder New York Tax Free Fund, Scudder New York Tax Free Money Fund, Scudder Ohio Tax Free Fund and Scudder Pennsylvania Tax Free Fund of Scudder State Tax Free Trust; and Scudder Limited Term Tax Free Fund and Scudder Medium Term Tax Free Fund of Scudder Tax Free Trust (each a "Fund" and, collectively, where applicable, with those Trusts that do not have any series, the "Funds") for use at the Special Meetings of Shareholders of each Trust, to be held jointly at the offices of Scudder, Stevens & Clark, Inc. ("Scudder"), 13th Floor, Two International Place, Boston, Massachusetts 02110, on October 24, 1997 at 9:30 a.m., Eastern time, and at any and all adjournments thereof (the "Special Meeting"). (In the descriptions of the various proposals below, the word "fund" is sometimes used to mean investment companies or series thereof in general, and not the Funds whose proxy statement this is.)


     This Proxy Statement, the Notice of Special Meeting and the proxy cards are first being mailed to shareholders on or about September 2, 1997 or as soon as practicable thereafter. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Funds, c/o Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110), or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each proposal referred to in the Proxy Statement.

     The presence at any shareholders' meeting, in person or by proxy, of the holders of a majority of the shares entitled to be cast of a Trust (for a Trust-wide vote) or a Fund (for a Fund by Fund vote) shall be necessary and sufficient to constitute a quorum for the transaction of business requiring, respectively, Trust-wide or Fund by Fund voting. In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies with respect to any proposal which did not receive the vote necessary for its passage or to obtain a quorum. With respect to those proposals for which there is represented a sufficient number of votes in favor, actions taken at the Special Meeting will be effective irrespective of any adjournments with respect to any other proposals. Any such adjournment as to a matter requiring, respectively, a Trust-wide or a Fund by Fund vote will require the affirmative vote of the holders of a majority of the concerned Trust's (for a Trust-wide vote) or Fund's (for a Fund by Fund vote) shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against that proposal. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.


     Proposals 1 and 5 each requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund. The terms "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of each Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of each Fund. Approval of Proposal 2 requires the affirmative vote of a plurality of the shares of each Trust voting at the Special Meeting. The requisite vote for Proposals 3 and 4 is governed by the applicable Declaration of Trust. Approval of Proposal 3 requires the affirmative vote of a majority of the shares of each Fund. Approval of Proposal 4 requires the affirmative vote of two-thirds of the shares of the Trust outstanding and entitled to vote. Approval of Proposal 6 requires the affirmative vote of a majority of the shares of each Fund voting at the Special Meeting.


     Abstentions will have the effect of a "no" vote on all proposals. Broker non-votes will have the effect of a "no" vote for Proposals 1, 3 and 5, which require the approval of a specified percentage of the outstanding shares of each Fund and Proposal 4, which requires the approval of a specified percentage of the outstanding shares of each Trust, if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of the Fund. Broker non-votes will not constitute "yes" or "no" votes, and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Fund, or the Trust, as the case may be, present at the Special Meeting with respect to Proposals 1 and 5. Broker non-votes will not be counted in favor of, but will have no other effect on the vote for Proposals 2 and 6, which require the approval of a plurality of the shares of each Trust, and a majority of the shares of each Fund, respectively, voting at the Special Meeting.



     Shareholders of each Fund will vote separately with respect to each of Proposals 1, 3, 5 and 6; and Shareholders of each Trust will vote together on Proposals 2 and 4.

     The following table summarizes those voting requirements:


                               SHAREHOLDERS ENTITLED       VOTE REQUIRED
                                      TO VOTE               FOR APPROVAL
                               ----------------------  ----------------------
Proposal 1                     Shareholders of each    Approved by a
(Approval of new Investment    Fund vote separately    "majority of the
Management Agreement)                                  outstanding voting
                                                       securities" of each
                                                       Fund

Proposal 2                     Shareholders of each    Each nominee must be
(Election of Trustees)         Trust vote together     elected by a plurality
                               for each nominee (if a  of the shares of the
                               Trust has several       Trust voting at the
                               Funds, shareholders of  Special Meeting
                               all Funds vote
                               together as a single
                               class)

Proposal 3                     Shareholders of each    Approved by a majority
(Approval of discretionary     Fund vote separately    of the shares of each
authority to convert to                                Fund
master/feeder fund structure)

Proposal 4                     Shareholders of each    Approved by the vote
(Approval of amendments to     Trust vote together     of two-thirds of the
the Declaration of Trust)      (if a Trust has         shares of the Trust
                               several Funds,          outstanding and
                               shareholders of all     entitled to vote
                               Funds vote together as
                               a single class)

Proposal 5                     Shareholders of each    Approved by a
(Approval of the revision of   Fund vote separately    "majority of the
certain fundamental                                    outstanding voting
investment policies)                                   securities" of each
                                                       Fund

Proposal 6                     Shareholders of each    Approved by a majority
(Ratification of selection of  Fund vote separately    of the shares of each
Accountants)                                           Fund voting at the
                                                       Special Meeting

     Holders of record of the shares of beneficial interest of each Fund at the close of business on August 25, 1997 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special Meeting. The table below sets forth the number of shares outstanding for each Fund as of June 30, 1997.



                                                  NUMBER OF SHARES OUTSTANDING
                NAME OF THE FUND                      AS OF JUNE 30, 1997
------------------------------------------------  ----------------------------
Scudder California Tax Free Fund                              27,872,496
Scudder California Tax Free Money Fund                        65,841,679
Scudder High Yield Tax Free Fund                              24,762,002
Scudder Managed Municipal Bonds                               80,332,111
Scudder Massachusetts Limited Term
  Tax Free Fund                                                5,898,914
Scudder Massachusetts Tax Free Fund                           24,301,889
Scudder New York Tax Free Fund                                16,777,438
Scudder New York Tax Free Money Fund                          59,064,357
Scudder Ohio Tax Free Fund                                     6,545,048
Scudder Pennsylvania Tax Free Fund                             5,447,028
Scudder Tax Free Money Fund                                  223,043,625
Scudder Limited Term Tax Free Fund                             9,517,248
Scudder Medium Term Tax Free Fund                             56,378,708



     Each Fund provides periodic reports to all of its shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for each Fund and a copy of any more recent semi-annual report, without charge, by calling 800-225-2470 or writing the Fund, c/o Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110.


                          PROPOSAL 1: APPROVAL OF NEW
                        INVESTMENT MANAGEMENT AGREEMENT

INTRODUCTION

     Scudder acts as the investment manager to each Fund pursuant to investment management agreements entered into by each Fund and Scudder (each a "Current Investment Management Agreement" and, collectively, the "Current Investment Management Agreements"). (Scudder is sometimes referred to in this proxy statement as the "Investment Manager.") On June 26, 1997, Scudder entered into a Transaction Agreement (the "Transaction Agreement") with Zurich Insurance Company ("Zurich") pursuant to which Scudder and Zurich have agreed to form an alliance. Under the terms of the Transaction Agreement, Zurich will acquire a majority interest in Scudder, and Zurich Kemper Investments, Inc. ("ZKI"), a Zurich subsidiary, will become part of Scudder. Scudder's name will be changed to Scudder Kemper Investments, Inc. ("Scudder Kemper"). The foregoing are referred to as the "Transactions." ZKI, a Chicago-based investment adviser and the adviser to the Kemper funds, has approximately $80 billion under management. The headquarters of Scudder Kemper will be in New York. Edmond D. Villani, Scudder's Chief Executive Officer, will continue as Chief Executive Officer of Scudder Kemper and will become a member of Zurich's Corporate Executive Board.



     Consummation of the Transactions would constitute an "assignment," as that term is defined in the 1940 Act, of each Fund's Current Investment Management Agreement with Scudder. As required by the 1940 Act, each of the Current Investment Management Agreements provides for its automatic termination in the event of its assignment. In anticipation of the Transactions, a new investment management agreement (each a "New Investment Management Agreement" and, collectively, the "New Investment Management Agreements," together with the Current Investment Management Agreements, the "Investment Management Agreements") between each Fund and Scudder Kemper is being proposed for approval by shareholders of each Fund. A copy of the master form of the New Investment Management Agreement is attached hereto as Exhibit A. THE NEW INVESTMENT MANAGEMENT AGREEMENT FOR EACH FUND IS IN ALL MATERIAL RESPECTS ON THE SAME TERMS AS THE CORRESPONDING CURRENT INVESTMENT MANAGEMENT AGREEMENT. Conforming changes are being recommended to the New Investment Management Agreement in order to promote consistency among all of the funds currently advised by Scudder and to permit ease of administration. The material terms of each Current Investment Management Agreement are described under "Description of the Current Investment Management Agreement" below.



BOARD OF TRUSTEES' RECOMMENDATION



     On August 6, 1997, the Board of each Trust, including the Trustees who are not parties to such agreement or "interested persons" (as defined under the 1940
Act) of any such party, voted to approve the New Investment Management Agreements and to recommend their respective approval to shareholders.



     For information about the Boards' deliberations and the reasons for their recommendation, please see "Board of Trustees' Evaluation" below.


     The Board of each Trust recommends that its shareholders vote in favor of the approval of the New Investment Management Agreement for each Fund.


BOARD OF TRUSTEES' EVALUATION


     On June 26, 1997, representatives of Scudder advised the Non-interested Trustees of each Trust by means of a telephone conference call that Scudder had entered into the Transaction Agreement. At that time, Scudder representatives described the general terms of the proposed Transactions and the perceived benefits for the Scudder organization and for its investment advisory clients.

     Scudder subsequently furnished the Non-interested Trustees with additional information regarding the proposed Transactions, including information regarding the terms of the proposed Transactions, and information regarding the Zurich and ZKI organizations. In a series of subsequent telephone conference calls and in-person meetings, the Non-interested Trustees discussed this information among themselves and with representatives of Scudder and Zurich. They were assisted in their review of this information by their independent legal counsel and also consulted with a representative of the Funds' independent auditors and with an independent consultant knowledgeable in mutual fund industry matters.



     In the course of these discussions, Scudder advised the Non-interested Trustees that it did not expect that the proposed Transactions would have a material effect on the operations of the Funds or their shareholders. Scudder has advised the Non-interested Trustees that the Transaction Agreement, by its terms, does not contemplate any changes in the structure or operations of the Funds. Scudder representatives have informed the Trustees that Scudder currently intends to maintain the separate existence of the funds that Scudder and ZKI manage in their respective distribution channels. Scudder has also advised the Non-interested Trustees that although it expects that various portions of the ZKI organization would be combined with Scudder's operations, the senior executives of Scudder overseeing those operations will remain largely unchanged. It is possible, however, that changes in certain personnel currently involved in providing services to the Funds may result from future efforts to combine the strengths and efficiencies of both firms. In their discussions with the Trustees, Scudder representatives also emphasized the strengths of the Zurich organization and its commitment to provide the new Scudder Kemper organization with the resources necessary to continue to provide high quality services to the Funds and the other investment advisory clients of the new Scudder Kemper organization.


     The Board of each Trust was advised that Scudder intends to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment adviser to an investment company or any of the investment adviser's affiliated persons (as defined under the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be "interested persons" of the investment company's investment adviser or its predecessor adviser. On or prior to the consummation of the Transactions, each of the Boards, assuming the election of the nominees that you are being asked to elect in "Proposal 2: Election of Trustees," would be in compliance with this provision of Section 15(f). (See "Proposal 2: Election of Trustees"). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in
Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). No such compensation agreements are contemplated in connection with the Transactions. Scudder has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meeting of, the Funds' shareholders as well as other fees and expenses in connection with the Transactions, including the fees and expenses of legal counsel and consultants to the Funds and the Non-interested Trustees.


     During the course of their deliberations, the Non-interested Trustees considered a variety of factors, including the nature, quality and extent of the services furnished by Scudder to the Funds; the necessity of Scudder's maintaining and enhancing its ability to retain and attract capable personnel to serve the Funds; the investment record of Scudder in managing the Funds; the increased complexity of the domestic and international securities markets; Scudder's profitability from advising the Funds; possible economies of scale; comparative data as to investment performance, advisory fees and other fees, including administrative fees, and expense ratios; the risks assumed by Scudder; the advantages and possible disadvantages to the Funds of having an adviser of the Funds which also serves other investment companies as well as other accounts; possible benefits to Scudder from serving as manager to the Funds and from affiliates of Scudder serving the Funds in various other capacities; current and developing conditions in the financial services industry, including the entry into the industry of large and well capitalized companies which are spending and appear to be prepared to continue to spend substantial sums to engage personnel and to provide services to competing investment companies; and the financial resources of Scudder and the continuance of appropriate incentives to assure that Scudder will continue to furnish high quality services to the Funds.


     In addition to the foregoing factors, the Non-interested Trustees gave careful consideration to the likely impact of the Transactions on the Scudder organization. In this regard, the Non-interested Trustees considered, among other things, the structure of the Transactions which affords Scudder executives substantial autonomy over Scudder's operations and provides substantial equity participation and incentives for many Scudder employees; Scudder's and Zurich's commitment to Scudder's paying compensation adequate to attract and retain top quality personnel; Zurich's strategy for the development of its asset management business through Scudder; information regarding the financial resources and business reputation of Zurich; and the complementary nature of various aspects of the business of Scudder and the Zurich Kemper organization and the intention to maintain separate Scudder and Kemper brands in the mutual fund business. Based on the foregoing, the Non-interested Trustees concluded that the Transactions should cause no reduction in the quality of services provided to the Funds and believe that the Transactions should enhance Scudder's ability to provide such services. The Non-interested Trustees considered the foregoing factors with respect to each of the Funds.


     On August 6, 1997, the Trustees of each Trust, including the Non-interested Trustees of each Trust, approved the New Investment Management Agreement.


INFORMATION CONCERNING THE TRANSACTIONS AND ZURICH


     Under the Transaction Agreement, Zurich will pay $866.7 million in cash to acquire two-thirds of Scudder's outstanding shares and will contribute ZKI to Scudder for additional shares, following which Zurich will have a 79.1% fully diluted equity interest in the combined business. Zurich will then transfer a 9.6% fully diluted equity interest in Scudder Kemper to a defined contribution plan for the benefit of Scudder and ZKI employees, as well as cash and warrants on Zurich shares for award to Scudder employees, in each case subject to five-year vesting schedules. After giving effect to the Transactions, current Scudder stockholders will have a 29.6% fully diluted equity interest in Scudder Kemper and Zurich will have a 69.5% fully diluted interest in Scudder Kemper. Scudder's name will be changed to Scudder Kemper Investments, Inc.


     The purchase price for Scudder or for ZKI in the Transactions is subject to adjustment based on the impact to revenues of non-consenting clients, and will be reduced if the annualized investment management fee revenues (excluding the effect of market changes, but taking into account new assets under management) from clients at the time of closing, as a percentage of such revenues as of June 30, 1997 (the "Revenue Run Rate Percentage"), is less than 90%.


     At the closing, Zurich and the other stockholders of Scudder Kemper will enter into a Second Amended and Restated Security Holders Agreement (the "New SHA"). Under the New SHA, Scudder stockholders will be entitled to designate three of the seven members of the Scudder Kemper board of directors and two of the four members of an Executive Committee, which will be the primary management-level committee of Scudder Kemper. Zurich will be entitled to designate the other four members of the Scudder Kemper board and the other two members of the Executive Committee.


     The names, addresses and principal occupations of the initial Scudder-designated directors of Scudder Kemper are as follows: Lynn S. Birdsong, 345 Park Avenue, New York, New York, Managing Director of Scudder; Cornelia M. Small, 345 Park Avenue, New York, New York, Managing Director of Scudder; and Edmond D. Villani, 345 Park Avenue, New York, New York, President, Chief Executive Officer and Managing Director of Scudder.

     The names, addresses and principal occupations of the initial Zurich-designated directors of Scudder Kemper are as follows: Lawrence W. Cheng, Mythenquai 2, Zurich, Switzerland, Chief Investment Officer for Investments and Institutional Asset Management and the corporate functions of Securities and Real Estate for Zurich; Steven M. Gluckstern, Mythenquai 2, Zurich, Switzer-land, responsible for Reinsurance, Structured Finance, Capital Market Products and Strategic Investments, and a member of the Corporate Executive Board of Zurich; Rolf Hueppi, Mythenquai 2, Zurich, Switzerland, Chairman of the Board and Chief Executive Officer of Zurich; and Markus Rohrbasser, Mythenquai 2, Zurich, Switzerland, Chief Financial Officer and member of the Corporate Executive Board of Zurich.

     The initial Scudder-designated Executive Committee members will be Messrs. Birdsong and Villani (Chairman). The initial Zurich-designated Executive Committee members will be Messrs. Cheng and Rohrbasser.

     The New SHA requires the approval of a majority of the Scudder-designated directors for certain decisions, including changing the name of Scudder Kemper, effecting an initial public offering before April 15, 2005, causing Scudder Kemper to engage substantially in non-investment management and related business, making material acquisitions or divestitures, making material changes in Scudder Kemper's capital structure, dissolving or liquidating Scudder Kemper, or entering into certain affiliated transactions with Zurich. The New SHA also provides for various put and call rights with respect to Scudder Kemper stock held by current Scudder employees, limitations on Zurich's ability to purchase other asset management companies outside of Scudder Kemper, rights of Zurich to repurchase Scudder Kemper stock upon termination of employment of Scudder Kemper personnel, and registration rights for stock held by continuing Scudder stockholders.

     The Transactions are subject to a number of conditions, including approval by Scudder stockholders; the Revenue Run Rate Percentages of Scudder and ZKI being at least 75%; Scudder and ZKI having obtained director and shareholder approvals from U.S.-registered funds representing 90% of assets of such funds under management as of June 30, 1997; the absence of any restraining order or injunction preventing the Transactions, or any litigation challenging the Transactions that is reasonably likely to result in an injunction or invalidation of the Transactions, and the continued accuracy of the representations and warranties contained in the Transaction Agreement. The Transactions are expected to close during the fourth quarter of 1997.

     The information set forth above concerning the Transactions has been provided to the Trusts by Scudder, and the information set forth below concerning Zurich has been provided to the Trusts by Zurich.

     Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services, and have branch offices and subsidiaries in more than 40 countries throughout the world. Zurich Insurance Group is particularly strong in the insurance of international companies and organizations. Over the past few years, Zurich's global presence, particularly in the United States, has been strengthened by means of selective acquisitions.

DESCRIPTION OF THE CURRENT INVESTMENT MANAGEMENT AGREEMENTS

     Under each Current Investment Management Agreement, Scudder provides each Fund with continuing investment management services. The Investment Manager also determines which securities shall be purchased, held, or sold, and what portion of each Fund's assets shall be held uninvested, subject to each Trust's Declaration of Trust, By-Laws, investment policies and restrictions, the provisions of the 1940 Act, and such policies and instructions as the Trustees may determine.

     Each Current Investment Management Agreement provides that the Investment Manager will provide portfolio management services, place portfolio transactions in accordance with policies expressed in each Fund's registration statement, pay each Fund's office rent, render significant administrative services on behalf of each Fund (not otherwise provided by third parties) necessary for each Fund's operating as an open-end investment company including, but not limited to, preparing reports to and meeting materials for each Trust's Board of Trustees and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of various third-party and affiliated service providers to each Fund (such as each Fund's transfer and pricing agents, fund accounting agent, custodian, accountants and others) and other persons in any capacity deemed necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC" or the "Commission") and other regulatory and self-regulatory organizations, including but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by each Fund's transfer agent; assisting in the preparation and filing of each Fund's federal, state and local tax returns; preparing and filing each Fund's federal excise tax returns pursuant to Section 4982 of the Internal Revenue Code of 1986, as amended; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining or causing to be maintained for each Fund all books, records and reports and any other information required under the 1940 Act, to the extent such books, records and reports and other information are not maintained by each Fund's custodian or other agents of each Fund; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting issues that may arise with respect to each Fund's operations and consulting with each Fund's independent accountants, legal counsel and each Fund's other agents as necessary in connection therewith; establishing and monitoring each Fund's operating expense budgets;

reviewing each Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting each Fund in determining the amount of dividends and distributions available to be paid by each Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of each Trust's Board of Trustees.

     Under each Current Investment Management Agreement, each Fund is responsible for other expenses, including organizational expenses (including out-of-pocket expenses, but not including the Investment Manager's overhead or employee costs); brokers' commissions or other costs of acquiring or disposing of any portfolio securities of each Fund; legal, auditing and accounting expenses; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; taxes and governmental fees; the fees and expenses of each Fund's transfer agent; expenses of preparing share certificates and any other expenses, including clerical expenses, of issuance, offering, distribution, sale, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of Non-interested Trustees; the cost of printing and distributing reports, notices and dividends to current shareholders; and the fees and expenses of each Fund's custodians, subcustodians, accounting agent, dividend disbursing agents and registrars. Each Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of each Fund. Each Fund is also responsible for expenses of shareholders' and other meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify officers and Trustees of each Trust with respect thereto. Each Fund is also responsible for the maintenance of books and records which are required to be maintained by each Fund's custodian or other agents of each Trust; telephone, telex, facsimile, postage and other communications expenses; any fees, dues and expenses incurred by each Fund in connection with membership in investment company trade organizations; expenses of printing and mailing prospectuses and statements of additional information of each Fund and supplements thereto to current shareholders; costs of stationery; fees payable to the Investment Manager and to any other Fund advisors or consultants; expenses relating to investor and public relations; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of each Fund's portfolio securities; and other expenses.

     The Investment Manager is responsible for the payment of the compensation and expenses of all Trustees, officers and executive employees of each Fund (including each Fund's share of payroll taxes) affiliated with the Investment Manager and making available, without expense to each Fund, the services of such Trustees, officers and employees as may duly be elected officers of each Trust, subject to their individual consent to serve and to any limitations imposed by law. Each Fund is responsible for the fees and expenses (specifically including travel expenses relating to Fund business) of Trustees not affiliated with the Investment Manager. Under each Current Investment Management Agreement, the Investment Manager also pays each Fund's share of payroll taxes, as well as expenses, such as travel expenses (or an appropriate portion thereof), of Trustees and officers of each Trust who are directors, officers or employees of the Investment Manager, except to the extent that such expenses relate to attendance at meetings of the Board of Trustees of each Trust, or any committees thereof or advisers thereto, held outside Boston, Massachusetts or New York, New York. During each Fund's most recent fiscal year, no compensation, direct or otherwise (other than through fees paid to the Investment Manager), was paid or became payable by each Trust to any of its officers or Trustees who were affiliated with the Investment Manager.

     In return for the services provided by the Investment Manager as investment manager, and the expenses it assumes under each Current Investment Management Agreement, each Fund pays the Investment Manager a management fee which is accrued daily and payable monthly. The management fee rate for each Fund is set forth in the table below. As of the end of each Fund's last fiscal year, each Fund had net assets and paid an aggregate management fee to the Investment Manager during such period as set forth below.

                                                                                       AGGREGATE
                                           NET                   MANAGEMENT            MANAGEMENT
         FUND            FISCAL YEAR      ASSETS                  FEE RATE+             FEE PAID
-----------------------  -----------   ------------     -----------------------------  ----------
Scudder California Tax      3/31/97    $288,576,042     .625% of first $200 mil. avg.  $1,800,657
  Free Fund                                             daily net assets; .60% of
                                                        assets over $200 mil.
Scudder California Tax      3/31/97    $ 68,695,680     .50%                           $ 210,030 *
  Free Money
Scudder High Yield Tax     12/31/96    $293,101,022     .70% on first $200 mil. avg.   $1,885,083
  Free Fund                                             daily net assets; .65% on
                                                        assets over $200 mil.
Scudder Managed            12/31/96    $737,422,861     .55% on first $200 mil. Of     $3,826,131
  Municipal Bonds                                       avg. daily net assets; .50%
                                                        on next $500 mil; .475% on
                                                        assets over $700 mil.
Scudder Massachusetts      10/31/96    $ 65,505,088     .60%                           $ 231,096 *
  Limited Term Tax Free
  Fund
Scudder Massachusetts       3/31/97    $329,844,621     .60%                           $1,933,810
  Tax Free Fund
Scudder New York Tax        3/31/97    $180,646,318     .625% for first $200 mil.      $1,165,330
  Free Fund                                             avg. daily net assets; .60%
                                                        for assets over $200 mil.
Scudder New York Tax        3/31/97    $ 59,538,652     .50%                           $ 142,937 *
  Free Money Fund
Scudder Ohio Tax Free       3/31/97    $ 84,109,415     .60%                           $ 190,438 *
  Fund
Scudder Pennsylvania        3/31/97    $ 74,177,997     .60%                           $ 136,180 *
  Tax Free Fund
Scudder Tax Free Money     12/31/96    $220,245,242     .50% on first $500 mil. avg.   $1,030,755*
  Fund                                                  daily net assets; .48% on
                                                        assets over $500 mil.
Scudder Limited Term       10/31/96    $123,660,430     .60%                           $ 500,912 *
  Tax Free Fund
Scudder Medium Term Tax    12/31/96    $650,504,081     .60% on first $500 mil. avg.   $3,879,293
  Free Fund                                             daily net assets; .50% on
                                                        assets over $500 mil.


------------------------------

* After waivers and/or expense limitations.



+ The management fee rates shown above are for each Fund's most recently completed fiscal year, unless otherwise noted. For each Fund's current management fee rate, see Exhibit B attached to this proxy statement.


     Each Current Investment Management Agreement further provides that the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard by the Investment Manager of its obligations and duties under such agreement.

     Each Current Investment Management Agreement may be terminated without penalty upon sixty (60) days' written notice by either party. Each Fund may agree to terminate its Current Investment Management Agreement either by the vote of a majority of the outstanding voting securities of the Fund, or by a vote of the Board of Trustees. As stated above, each Current Investment Management Agreement automatically terminates in the event of its assignment.

     Scudder has acted as the Investment Manager for each Fund since each Fund commenced operations as shown below. Also shown below is the date of each Current Investment Management Agreement, the date when each Current Investment Management Agreement was last approved by the Trustees and the shareholders of each Fund and the date to which each Current Investment Management Agreement was last continued. Each Current Investment Management Agreement was last submitted to shareholders prior to its becoming effective, as required by the 1940 Act.*


                                       DATE OF
                                       CURRENT
                        COMMENCEMENT  INVESTMENT     LAST APPROVED BY
                             OF       MANAGEMENT  ----------------------      DATE
         FUND            OPERATIONS   AGREEMENT   TRUSTEES  SHAREHOLDERS  CONTINUED TO
----------------------  ------------  ----------  --------  ------------  ------------
Scudder California Tax
  Free Fund                7/22/83      12/12/90    8/6/97      12/11/90     9/30/98
Scudder California Tax
  Free Money Fund          5/28/87      12/12/90    8/6/97      12/11/90     9/30/98
Scudder High Yield Tax
  Free Fund                1/22/87       8/13/97    8/6/97      12/11/90     9/30/98
Scudder Managed
  Municipal Bonds          10/5/76       8/10/94    8/6/97      12/11/90     9/30/98
Scudder Massachusetts
  Limited Term Tax
  Free Fund                2/15/94       2/15/94    8/6/97       2/10/94     9/30/98
Scudder Massachusetts
  Tax Free Fund            5/28/87      12/11/96    8/6/97      12/10/96     9/30/98
Scudder New York Tax
  Free Fund                7/22/83      12/12/90    8/6/97      12/11/90     9/30/98
Scudder New York Tax
  Free Money Fund          5/28/87        6/1/87    8/6/97      12/10/96     9/30/98
Scudder Ohio Tax Free
  Fund                     5/28/87        6/1/87    8/6/97      12/10/96     9/30/98
Scudder Pennsylvania
  Tax Free Fund            5/28/87        6/1/87    8/6/97      12/10/96     9/30/98
Scudder Tax Free Money
  Fund                      1/9/80      12/12/90    8/6/97      12/11/90     9/30/98
Scudder Limited Term
  Tax Free Fund            2/15/94       2/15/94    8/6/97      12/13/94     9/30/98
Scudder Medium Term
  Tax Free Fund            4/12/83       8/10/94    8/6/97      12/13/94     9/30/98


------------------------------

* An Investment Management Agreement which is changed from a prior agreement solely to reduce the fee payable by the Fund does not require shareholder approval prior to becoming effective. In those cases, the date shown for shareholder approval may be earlier than the effective date and may relate to the previous management agreement.

THE NEW INVESTMENT MANAGEMENT AGREEMENTS


     The New Investment Management Agreement for each Fund will be dated as of the date of the consummation of the Transactions, which is expected to occur in the fourth quarter of 1997, but in no event later than February 28, 1998. Each New Investment Management Agreement will be in effect for an initial term ending on the same date as would the corresponding Current Investment Management Agreement but for the Transactions, and may continue thereafter from year to year only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of each Fund, or by the Board and, in either event, the vote of a majority of the Non-interested Trustees, cast in person at a meeting called for such purpose. In the event that shareholders of a Fund do not approve the New Investment Management Agreement, the corresponding Current Investment Management Agreement will remain in effect until the closing of the Transactions, at which time it would terminate. In such event, the Board of such Fund will take such action as it deems to be in the best interests of the Fund and its shareholders. In the event the Transactions are not consummated, Scudder will continue to provide services to each Fund in accordance with the terms of each Current Investment Management Agreement for such periods as may be approved at least annually by the Board, including a majority of the Non-interested Trustees.


DIFFERENCES BETWEEN THE CURRENT AND NEW INVESTMENT MANAGEMENT AGREEMENTS

     The New Investment Management Agreements are substantially the same as the Current Investment Management Agreements in all material respects. The principal changes that have been made are summarized below. The New Investment Management Agreements reflect conforming changes that have been made in order to promote consistency among all funds currently advised by Scudder and to permit ease of administration. For example, Scudder California Tax Free Fund, Scudder California Tax Free Money Fund, Scudder High Yield Tax Free Fund, Scudder Managed Municipal Bonds, Scudder Massachusetts Limited Term Tax Free Fund, Scudder New York Tax Free Fund, Scudder Tax Free Money Fund, Scudder Limited Term Tax Free Fund and Scudder Medium Term Tax Free Fund would update the list of types of services that may be provided by the Investment Manager to include the monitoring of accounting agents. In addition, the New Investment Management Agreements for these same Funds would add "accounting agents" to the list of service providers to which the Investment Manager must provide information in connection with the payment of dividends and distributions. The New Investment Management Agreements for these Funds would specify that the Investment Manager is not responsible for payment of the fees and expenses of the Fund's accounting agent. The New Investment Management Agreements would also clarify that purchase and sale opportunities, which are suitable for more than one client of the Investment Manager, will be allocated by the Investment Manager in an equitable manner.

     In addition, each Fund (except for Scudder Massachusetts Tax Free Fund, Scudder New York Tax Free Money Fund, Scudder Ohio Tax Free Fund and Scudder Pennsylvania Tax Free Fund, all of which already included such provision with respect to Scudder) would clarify the scope of the licensing provisions governing the use of the Scudder name. Specifically, each New Investment Management Agreement identifies Scudder Kemper as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Kemper Investments, Inc.," and "Scudder, Stevens & Clark, Inc." (together the "Scudder Marks"). Under this license, each Trust, with respect to each of its Funds, if any, has the nonexclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust's investment products and services. This license continues only as long as the New Investment Management Agreement is in place, and only as long as Scudder Kemper continues to be a licensee of the Scudder Marks from Scudder Trust Company, which is the owner and licensor of the Scudder Marks. As a condition of the license, each Trust, on behalf of each of its Funds, if any, undertakes certain responsibilities and agrees to certain restrictions, such as agreeing not to challenge the validity of the Scudder Marks or ownership by Scudder Trust Company and the obligation to use the name within commercially reasonable standards of quality. In the event the New Investment Management Agreement is terminated, each Trust, on behalf of each of its Funds, if any, must not use a name likely to be confused with those associated with the Scudder Marks.

     Other conforming changes include: deletion of the Investment Manager's potential responsibility for monitoring the calculation and payment of distributions to shareholders (for all Funds except Scudder Massachusetts Tax Free Fund, Scudder New York Tax Free Money Fund, Scudder Ohio Tax Free Fund, Scudder Pennsylvania Tax Free Fund, which do not contain such provision); deletion of a provision not permitting application of the Current Investment Management Agreement to newly-created series (for Scudder Tax Free Money Fund); and the inclusion of a provision clarifying that the New Investment Management Agreement supersedes all prior agreements (for Scudder Massachusetts Limited Term Tax Free Fund and Scudder Limited Term Tax Free Fund).

INVESTMENT MANAGER

     Scudder is one of the most experienced investment counsel firms in the United States. It was established in 1919 as a partnership and was restructured as a Delaware corporation in 1985. The principal source of Scudder's income is professional fees received from providing continuing investment advice. Scudder provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.

     As stated above, Scudder is a Delaware corporation. Daniel Pierce* is the Chairman of the Board of Scudder, Edmond D. Villani# is President and Chief Executive Officer of Scudder, Stephen R. Beckwith#, Lynn S. Birdsong#, Nicholas Bratt#, E. Michael Brown*, Mark S. Casady*, Linda C. Coughlin*, Margaret D. Hadzima*, Jerard K. Hartman#, Richard A. Holt@, John T. Packard+, Kathryn L. Quirk#, Cornelia M. Small# and Stephen A. Wohler* are the other members of the Board of Directors of Scudder (see footnote for symbol key). The principal occupation of each of the above named individuals is serving as a Managing Director of Scudder.


     All of the outstanding voting and nonvoting securities of Scudder are held of record by Stephen R. Beckwith, Juris Padegs#, Daniel Pierce and Edmond D. Villani in their capacity as the representatives of the beneficial owners of such securities (the "Representatives"), pursuant to a Security Holders' Agreement among Scudder, the beneficial owners of securities of Scudder and such Representatives. Pursuant to the Security Holders' Agreement, the Representatives have the right to reallocate shares among the beneficial owners from time to time. Such reallocations will be at net book value in cash transactions. All Managing Directors of Scudder own voting and nonvoting stock and all Principals own nonvoting stock.


     Directors, officers and employees of Scudder from time to time may enter into transactions with various banks, including each Fund's custodian bank. It is Scudder's opinion that the terms and conditions of those transactions will not be influenced by existing or potential custodial or other Fund relationships.



     Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder, computes net asset value and provides fund accounting services for each Fund. Scudder Service Corporation ("SSC"), also a subsidiary of Scudder, is the transfer, shareholder servicing and dividend-paying agent for each Fund. The table below sets forth for each Fund the respective fees paid to SFAC and SSC during the last fiscal year of each Fund.

------------------------------
* Two International Place, Boston, Massachusetts
# 345 Park Avenue, New York, New York
+ 101 California Street, San Francisco, California
@ Two Prudential Plaza, 180 North Stetson, Suite 5400, Chicago, Illinois.

                                                     AGGREGATE FEE        AGGREGATE FEE
                                                      PAID TO SFAC         PAID TO SSC
                                    FISCAL YEAR       DURING LAST          DURING LAST
               FUND                   (ENDED)         FISCAL YEAR          FISCAL YEAR
----------------------------------  -----------     ----------------     ----------------
Scudder California Tax Free Fund        3/31/97         $ 66,630             $159,122
Scudder California Tax Free Money
  Fund                                  3/31/97         $ 30,000             $ 67,597
Scudder High Yield Tax Free Fund       12/31/96         $ 59,882             $292,138
Scudder Managed Municipal Bonds        12/31/96         $ 99,729             $329,743
Scudder Massachusetts Limited Term
  Tax Free Fund                        10/31/96         $ 36,000             $ 36,098
Scudder Massachusetts Tax Free
  Fund                                  3/31/97         $ 59,760             $188,646
Scudder New York Tax Free Fund          3/31/97         $ 53,983             $119,944
Scudder New York Tax Free Money
  Fund                                  3/31/97         $ 30,000             $ 58,369
Scudder Ohio Tax Free Fund              3/31/97         $ 36,000             $ 58,820
Scudder Pennsylvania Tax Free Fund      3/31/97         $ 36,000             $ 62,522
Scudder Tax Free Money Fund            12/31/96         $ 45,463             $221,703
Scudder Limited Term Tax Free Fund     10/31/96         $ 39,722             $ 44,784
Scudder Medium Term Tax Free Fund      12/31/96         $ 96,034             $406,238



     SFAC and SSC will continue to provide fund accounting and transfer agency services to the Funds under the current arrangements if the New Investment Management Agreements are approved.


     Exhibit B sets forth the fees and other information regarding other investment companies advised by Scudder.

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

     To the maximum extent feasible, Scudder places orders for portfolio transactions through Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110 (the "Distributor") (a corporation registered as a broker/dealer and a subsidiary of Scudder), which in turn places orders on behalf of the Funds with issuers, underwriters or other brokers and dealers. In selecting brokers and dealers with which to place portfolio transactions for a Fund, Scudder will not consider sales of shares of funds currently advised by ZKI, although it may place such transactions with brokers and dealers that sell shares of funds currently advised by ZKI. The Distributor receives no commissions, fees or other remuneration from the Funds for this service. Allocation of portfolio transactions is supervised by Scudder.

REQUIRED VOTE


     Approval of the New Investment Management Agreement for any Fund requires the affirmative vote of a "majority of the outstanding voting securities", as defined above, of the Fund. The Trustees of each Trust recommend that the shareholders of each Fund vote in favor of this Proposal 1.


                PROPOSAL 2: ELECTION OF TRUSTEES FOR EACH TRUST

     At the Special Meeting, eight Trustees are to be elected to constitute the Board of each Trust. For election of Trustees at the Special Meeting, each Trust's Board of Trustees has approved the nomination of the following individuals: Henry P. Becton, Jr., Dawn-Marie Driscoll, Peter B. Freeman, George
M. Lovejoy, Jr., Dr. Wesley W. Marple, Jr., Daniel Pierce, Kathryn L. Quirk, and Jean C. Tempel.

     The persons named as proxies on the enclosed proxy card will vote for the election of the nominees named above unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee so elected will serve as a Trustee of the respective Trust until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns or is removed as provided in the Declaration of Trust of each Trust.

     Each of the nominees has indicated that he or she is willing to serve as a Trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the Trustees may recommend. The following table sets forth certain information concerning the current Trustees and the nominees. Unless otherwise noted, each of the Trustees and nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

NOMINEES:


                                             PRESENT OFFICE WITH THE TRUST
                                            (DATE NOMINEE BECAME TRUSTEE),
            NAME (AGE)                          PRINCIPAL OCCUPATION OR
           -----------                       EMPLOYMENT AND DIRECTORSHIPS
                            ---------------------------------------------------------------
HENRY P. BECTON, JR. (53)   Trustee, Scudder California Tax Free Trust (1990), Scudder
                            Municipal Trust (1990) and Scudder State Tax Free Trust (1990).
                            President and General Manager, WGBH Educational Foundation;
                            Director: Becton Dickinson and Company; The A.H. Belo Company;
                            The Public Broadcasting Service; and several private companies.
                            Former Director, The Providence Journal Company. Mr. Becton
                            serves on the Boards of an additional 3 Trusts or Corporations whose Funds are advised by Scudder.
DAWN-MARIE DRISCOLL (50)    Trustee, Scudder California Tax Free Trust (1990), Scudder
                            Municipal Trust (1987), Scudder State Tax Free Trust (1987),
                            Scudder Tax Free Money Fund (1988) and Scudder Tax Free Trust
                            (1993). Executive Fellow, Center for Business Ethics, Bentley
                            College; President, Driscoll Associates; Director of several private companies. Prior to 1990, law partner (Palmer & Dodge)
                            and Vice President of Corporate Affairs and General Counsel,
                            Filene's. Ms. Driscoll serves on the Boards of an additional 3
                            Trusts or Corporations whose Funds are advised by Scudder.
PETER B. FREEMAN (65)       Trustee, Scudder California Tax Free Trust (1983), Scudder
                            Municipal Trust (1983), Scudder State Tax Free Trust (1986),
                            Scudder Tax Free Money Fund (1979) and Scudder Tax Free Trust
                            (1983). Director, The A.H. Belo Company; Trustee, Eastern
                            Utilities Associates (public utility holding company);
                            Director, AMICA Life Insurance Co.; Director, AMICA Insurance
                            Co. Formerly: President, Fields Point Management Co. and Goelet
                            Estate Co. (private investment management companies); Former
                            Director, The Providence Journal Company (multi-media company).
                            Mr. Freeman serves on the Boards of an additional 5 Trusts or
                            Corporations whose Funds are advised by Scudder.
GEORGE M. LOVEJOY, JR. (67) Trustee, Scudder California Tax Free Trust (1997), Scudder
                            Municipal Trust (1976) and Scudder Tax Free Money Fund (1979).
                            President and Director, Fifty Associates (real estate
                            investment trust); Director or Trustee of various for-profit and not-for-profit organizations. Prior to 1994, Chairman,
                            Meredith & Grew, Inc. (real estate services company). Mr.
                            Lovejoy serves on the Boards of an additional 5 Trusts or
                            Corporations whose Funds are advised by Scudder.
DR. WESLEY W. MARPLE, JR.   Trustee, Scudder Municipal Trust (1987), Scudder State Tax Free
(65)                        Trust (1983) and Scudder Tax Free Trust (1983). Professor of
                            Business Administration, Northeastern University, teaching financial management and investment banking. Trustee, Eastern
                            Utilities Associates (public utility holding company). Dr.
                            Marple serves on the Boards of an additional 3 Trusts or
                            Corporations whose Funds are advised by Scudder.

                                             PRESENT OFFICE WITH THE TRUST
                                            (DATE NOMINEE BECAME TRUSTEE),
            NAME (AGE)                          PRINCIPAL OCCUPATION OR
           -----------                       EMPLOYMENT AND DIRECTORSHIPS
                            ---------------------------------------------------------------
DANIEL PIERCE* (63)         Trustee, Scudder California Tax Free Trust (1991) and Scudder
                            State Tax Free Trust (1991); Vice President and Trustee,
                            Scudder Municipal Trust (1991). Chairman of the Board and
                            Managing Director of Scudder, Stevens & Clark, Inc. Director,
                            Fiduciary Trust Company (bank and trust company) and Fiduciary
                            Company Incorporated (bank and trust company). Mr. Pierce
                            serves on the Boards of an additional 13 Trusts or Corporations whose Funds are advised by Scudder.
KATHRYN L. QUIRK* (44)      Trustee, Scudder Municipal Trust (1997); Vice President and
                            Trustee, Scudder Tax Free Money Fund (1996) and Scudder Tax
                            Free Trust 1997. Managing Director of Scudder, Stevens & Clark,
                            Inc. Ms. Quirk serves on the Boards of an additional 9 Trusts or Corporations whose Funds are advised by Scudder.
JEAN C. TEMPEL (54)         Trustee, Scudder State Tax Free Trust (1994), Scudder Tax Free
                            Money Fund (1994) and Scudder Tax Free Trust (1994). Managing
                            Partner, Technology Equity Partners; Special Limited Partner,
                            TL Ventures (a venture capital fund); Director and Vice
                            Chairman, Cambridge Technology Partners, Inc. (a systems
                            integration on client/server platform company); Director,
                            Sonesta International Hotels, Inc.; Director, Centocor, Inc.
                            (diagnostic and pharmaceutical biotechnology company); Director of several private companies. Prior to 1993, President of
                            Safeguard Scientific, Inc. and Executive Vice President and
                            Chief Operating Officer of The Boston Company. Ms. Tempel
                            serves on the Boards of an additional 4 Trusts or Corporations whose Funds are advised by Scudder.

------------------------------
* Trustees considered by the Trusts and their counsel to be "interested persons" (as defined in the 1940 Act) of the Trusts or of their investment manager because of their employment by the Investment Manager and, in some cases, holding offices with the Trust.

CURRENT TRUSTEES NOT STANDING FOR RE-ELECTION:


                                             PRESENT OFFICE WITH THE TRUST
                                                (DATE BECAME TRUSTEE),
          NAME (AGE)                            PRINCIPAL OCCUPATION OR
          -----------                        EMPLOYMENT AND DIRECTORSHIPS
                            ---------------------------------------------------------------
E. MICHAEL BROWN* (56)      Trustee, Scudder State Tax Free Trust (1996) and Scudder Tax
                            Free Money Fund (1996). Managing Director of Scudder, Stevens &
                            Clark, Inc. Mr. Brown serves on the Boards of an additional 4
                            Trusts or Corporations whose Funds are advised by Scudder.
DAVID S. LEE* (63)          President and Trustee, Scudder California Tax Free Trust
                            (1983), Scudder Municipal Trust (1982), Scudder State Tax Free
                            Trust (1983), Scudder Tax Free Money Fund (1979) and Scudder
                            Tax Free Trust (1982). Managing Director, Scudder, Stevens &
                            Clark, Inc.; Trustee Emeritus, New England Medical Center. Mr.
                            Lee serves on the Boards of an additional 12 Trusts or
                            Corporations whose Funds are advised by Scudder.


------------------------------
* Trustees considered by the Trusts and their counsel to be "interested persons" (as defined in the 1940 Act) of the Trusts or of their investment manager because of their employment by the Investment Manager and, in some cases, holding offices with the Trust.

     The table below sets forth the number of shares of each Fund owned directly or beneficially by the nominees to and the Trustees of the relevant Board of Trustees as of June 30, 1997. Nominees or Trustees who do not own any Shares have been omitted from the table. Funds which are not owned by any nominees or Trustees also have been omitted from the table.


                                                                                                                     ALL CURRENT
                                                                                                                     TRUSTEES AND
                                                                                                                     OFFICERS AS
    FUND NAME (1)     BECTON  BROWN   DRISCOLL     FREEMAN     LEE       LOVEJOY   MARPLE     PIERCE      TEMPEL       A GROUP
--------------------- ------  -----   --------     -------   -------     -------   ------     -------     ------     ------------
Scudder California
 Tax Free Trust
 Scudder California
  Tax Free Fund......    92*    --         97         177     82,842(2)      --       --           --        --          83,116(3)
 Scudder California
  Tax Free Money
  Fund............... 1,000*    --      1,008          --    181,722(4)      --       --           --        --         182,730(5)
Scudder Municipal
 Trust
 Scudder High Yield
  Tax Free Fund......   174     --      1,931(6)       --    112,173(7)     643      121*       1,750        --         116,671(8)
 Scudder Managed
  Municipal Bonds....   192     --        122         190    216,029(9)   1,825      326      108,699(10)    --         327,383(11)
Scudder Tax Free
 Trust
 Scudder Medium Term
  Tax Free Fund......    88*    --      1,628         154    106,328(12) 11,542    2,345       58,071(13) 1,049         132,268(14)
 Scudder Limited Term
  Tax Free Fund......    82*    --         85          --         --         --       --           --       964          13,221
Scudder Tax Free
 Money Fund..........  1000*    --     14,896(15)   1,000    841,247(16)  4,770    2,746       52,966(17) 3,733         868,220(18)
Scudder State Tax
 Free Trust
 Scudder
  Massachusetts
  Limited Term Tax
  Free Fund..........   121    208         45          83         --      9,675      104       41,356(19)   962          42,879(20)
 Scudder
  Massachusetts Tax
  Free Fund..........   125    181        116          72      8,776(21) 14,925    26,834(22)  12,942(23)   844          51,470(24)
 Scudder New York Tax
  Free Fund..........    89*    --         51         175      6,409(25)     --      102           --       485           7,222(26)
 Scudder New York Tax
  Free Money Fund....  1000*    --        538       1,000     61,329(27)     --       --           --     5,130         147,031(28)
 Scudder Ohio Tax
  Free Fund..........    74*    --         42          --         --         --       80        4,380(29)   399           4,901(30)
 Scudder Pennsylvania
  Tax Free Fund......    73*    --         41          --         --         --       86           --       390             517


------------------------------

* Shares acquired after June 30, 1997.


(1) The information as to beneficial ownership is based on statements furnished to the Trusts by each Trustee and nominee. Unless otherwise noted, beneficial ownership is based on sole voting and investment power. Each Trustee's and nominee's individual shareholdings of any Fund constitutes less than 1/4 of 1% of the shares outstanding of such Fund.

(2) Mr. Lee's shares, 0.30% of the outstanding shares of Scudder California Tax Free Fund, are held in a fiduciary capacity as to which he shares investment and voting power.

(3) As a group on June 30, 1997, the Trustees and officers owned beneficially 0.30% of the outstanding shares of Scudder California Tax Free Fund of which 274 shares were held with sole investment and voting power and 82,842 shares were held with shared investment and voting power.

(4) Mr. Lee's shares, 0.28% of the outstanding shares of Scudder California Tax Free Money Fund, are held in a fiduciary capacity as to which he shares investment and voting power.


(5) As a group on June 30, 1997, the Trustees and officers owned beneficially 0.28% of the outstanding shares of Scudder California Tax Free Money Fund of which 1,008 shares were held with sole investment and voting power and 181,722 shares were held with shared investment and voting power.


(6) Ms. Driscoll's total in Scudder High Yield Tax Free Fund includes 732 shares held with shared investment and voting power.

 (7) Mr. Lee's shares, 0.45% of the outstanding shares of Scudder High Yield Tax Free Fund, are held in a fiduciary capacity as to which he shares investment and voting power.

 (8) As a group on June 30, 1997, the Trustees and officers owned beneficially 0.47% of the outstanding shares of Scudder High Yield Tax Free Fund of which 3,766 shares were held with sole investment and voting power and 112,905 shares were held with shared investment and voting power.

 (9) Mr. Lee's shares, 0.27% of the outstanding shares of Scudder Managed Municipal Bonds, are held in a fiduciary capacity as to which he shares investment and voting power.

(10) Mr. Pierce's total in Scudder Managed Municipal Bonds includes 5,488 shares owned by members of his family and 103,211 shares held in a fiduciary capacity as to which he shares investment and voting power.


(11) As a group on June 30, 1997, the Trustees and officers owned beneficially 0.41% of the outstanding shares of Scudder Managed Municipal Bonds of which 2,655 shares were held with sole investment and voting power and 324,728 shares were held with shared investment and voting power.


(12) Mr. Lee's total in Scudder Medium Term Tax Free Fund includes 5,354 shares owned by members of his family and 100,973 shares held in a fiduciary capacity as to which he shares investment and voting power.

(13) Mr. Pierce's total in Scudder Medium Term Tax Free Fund includes 4,891 shares owned by members of his family and 52,027 shares held in a fiduciary capacity as to which he shares investment and voting power.

(14) As a group on June 30, 1997, the Trustees and officers of Scudder Medium Term Tax Free Fund held 25,851 shares with sole investment and voting power and 106,417 shares with shared investment and voting power.


(15) Ms. Driscoll's total in Scudder Tax Free Money Fund includes 6,835 shares held with shared investment and voting power.



(16) Mr. Lee's shares, 0.38% of the outstanding shares of Scudder Tax Free Money Fund, Scudder Tax Free Money Fund are held in a fiduciary capacity as to which he shares investment and voting power.



(17) Mr. Pierce's total in Scudder Tax Free Money Fund includes 21,482 shares held with shared investment and voting power



(18) As a group on June 30, 1997, the Trustees and officers owned beneficially 0.39% of the outstanding shares of Scudder Tax Free Money Fund of which 20,138 shares were held with sole investment and voting power and 848,082 shares were held with shared investment and voting power.



(19) As of June 30, 1997, Mr. Pierce beneficially owned 0.70% of the outstanding shares of Scudder Massachusetts Limited Term Tax Free Fund.



(20) As a group on June 30, 1997, the Trustees and officers owned beneficially 0.73% of the outstanding shares of Scudder Massachusetts Limited Term Tax Free Fund which were held with sole investment and voting power.



(21) Mr. Lee's shares in Scudder Massachusetts Tax Free Fund are held in a fiduciary capacity as to which he shares investment and voting power.



(22) Dr. Marple's total in Scudder Massachusetts Tax Free Fund includes 5,851 shares held with shared investment and voting power.



(23) Mr. Pierce's total in Scudder Massachusetts Tax Free Fund includes 7,039 shares owned by members of his family and 4,301 shares held in a fiduciary capacity as to which he shares investment and voting power.



(24) As a group on June 30, 1997, the Trustees and officers of Scudder Massachusetts Tax Free Fund held 25,377 shares with sole investment and voting power and 26,093 shares with shared investment and voting power.

(25) Mr. Lee's shares in New York Tax Free Fund are held in a fiduciary capacity as to which he shares investment and voting power.



(26) As a group on June 30,1997, the Trustees and officers of Scudder New York Tax Free Fund held 813 shares with sole investment and voting power and 6,409 shares with shared investment and voting power.



(27) Mr. Lee's shares in Scudder New York Tax Free Money Fund are held in a fiduciary capacity as to which he shares investment and voting power.



(28) As a group on June 30, 1997, the Trustees and Officers owned beneficially 0.25% of the outstanding shares of Scudder New York Tax Free Money Fund of which 85,702 shares were held with sole investment and voting power and 61,329 shares were held with shared investment and voting power.



(29) Mr. Pierce's shares in Scudder Ohio Tax Free Fund are held in a fiduciary capacity as to which he shares investment and voting power.



(30) As a group on June 30, 1997, the Trustees and officers of Scudder Ohio Tax Free Fund held 4,380 shares with sole investment and voting power and 521 with shared investment and voting power.


     As of June 30, 1997, 2,125,280 shares in the aggregate, 7.62% of the outstanding shares of Scudder California Tax Free Fund were held in the name of Charles Schwab & Co., 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     Certain accounts for which the Investment Manager acts as investment adviser owned 7,026,717 shares in the aggregate, or 10.67% of the outstanding shares of Scudder California Tax Free Money Fund on June 30, 1997. The Investment Manager may be deemed to be a beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     Certain accounts for which the Investment Manager acts as investment adviser owned 10,913,532 shares in the aggregate, or 13.59% of the outstanding shares of Scudder Managed Municipal Bonds on June 30, 1997. The Investment Manager may be deemed to be a beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     As of June 30, 1997, 5,125,738 shares in the aggregate, 6.38% of the outstanding shares of Scudder Managed Municipal Bonds were held in the nominees of Fiduciary Trust Company. Fiduciary Trust Company may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     Certain accounts for which the Investment Manager acts as investment adviser owned 9,731,502 shares in the aggregate, or 17.26% of the outstanding shares of Scudder Medium Term Tax Free Fund on June 30, 1997. The Investment Manager may be deemed to be a beneficial owner of such shares but disclaims any beneficial ownership in such shares.


     As of June 30, 1997, 3,694,235 shares in the aggregate, 6.55% of the outstanding shares of Scudder Medium Term Tax Free Fund were held in the name of Charles Schwab & Co., 101 Montgomery Street, San Francisco, CA

94104, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     Certain accounts for which the Investment Manager acts as investment adviser owned 4,541,006 shares in the aggregate, or 47.71% of the outstanding shares of Scudder Limited Term Tax Free Fund on June 30, 1997. The Investment Manager may be deemed to be a beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     As of June 30, 1997, 12,012,788 shares in the aggregate, 5.39% of the outstanding shares of Scudder Tax Free Money Fund were held in the name of Scudder Trust Company Disbursement Account, 5 Industrial Way, Salem, NH 03079, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     Certain accounts for which the Investment Manager acts as investment adviser owned 374,882 shares in the aggregate, or 6.35% of the outstanding shares of Scudder Massachusetts Limited Term Tax Free Fund on June 30, 1997. The Investment Manager may be deemed to be a beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     As of June 30, 1997, 405,632 shares in the aggregate, 6.88% of the outstanding shares of Scudder Massachusetts Limited Term Tax Free Fund were held in the nominees of Fiduciary Trust Company. Fiduciary Trust Company may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     Certain accounts for which the Investment Manager acts as investment adviser owned 2,235,522 shares in the aggregate, or 9.20% of the outstanding shares of Scudder Massachusetts Tax Free Fund on June 30, 1997. The Investment Manager may be deemed to be a beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     As of June 30, 1997, 2,197,860 shares in the aggregate, 9.04% of the outstanding shares of Scudder Massachusetts Tax Free Fund were held in the nominees of Fiduciary Trust Company. Fiduciary Trust Company may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     Certain accounts for which the Investment Manager acts as investment adviser owned 1,055,197 shares in the aggregate, or 6.29% of the outstanding shares of Scudder New York Tax Free Fund on June 30, 1997. The Investment Manager may be deemed to be a beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     Certain accounts for which the Investment Manager acts as investment adviser owned 724,512 shares in the aggregate, or 13.30% of the outstanding shares of Scudder Pennsylvania Tax Free Fund on June 30, 1997. The Investment Manager may be deemed to be a beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     To the best of each Trust's knowledge, as of June 30, 1997, no person owned beneficially more than 5% of any Fund's outstanding shares except as stated above.

RESPONSIBILITIES OF THE BOARD--BOARD AND COMMITTEE MEETINGS


     The Board of Trustees of each Trust is responsible for the general oversight of Fund business. A majority of the Board's members are not affiliated with Scudder. These Non-interested Trustees have primary responsibility for assuring that each Fund is managed in a manner consistent with the best interests of its shareholders.



     Each Board of Trustees meets at least quarterly to review the investment performance of the Funds and other operational matters, including policies and procedures designed to assure compliance with various regulatory requirements. At least annually, the Non-interested Trustees review the fees paid to the Investment Manager and its affiliates for investment advisory services and other administrative and shareholder services. In this regard, they evaluate, among other things, each Fund's investment performance, the quality and efficiency of the various other services provided, costs incurred by the Investment Manager and its affiliates, and comparative information regarding fees and expenses of competitive funds. They are assisted in this process by the Funds' independent public accountants and by independent legal counsel selected by the Non-interested Trustees. In addition, the Non-interested Trustees from time to time have established and served on task forces and subcommittees focusing on particular matters such as investment, accounting and shareholder service issues.


     The Board of each Trust has both an Audit Committee and a Committee on Independent Trustees, the responsibilities of which are described below.

AUDIT COMMITTEE

     The Board of each Trust has an Audit Committee consisting of the Non-interested Trustees. The Audit Committee reviews with management and the independent accountants for each Fund, among other things, the scope of the audit and the controls of each Fund and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for each Fund to the Board and, in general, considers and reports to the Board on matters regarding each Fund's accounting and bookkeeping practices.

COMMITTEE ON INDEPENDENT TRUSTEES

     The Board of each Trust has a Committee on Independent Trustees consisting of all the Non-interested Trustees. The Committee is charged with the duty of making all nominations for Non-interested Trustees and consideration of other related matters. Shareholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action.

     The following chart sets forth the number of meetings of the Board, the Audit Committee and the Committee on Independent Trustees of each Trust during the calendar year 1996.

                  NUMBER OF BOARD AND COMMITTEE MEETINGS HELD
                         DURING THE CALENDAR YEAR 1996

                                                                    COMMITTEE ON
                                           BOARD OF      AUDIT       INDEPENDENT
                                           TRUSTEES    COMMITTEE      TRUSTEES
               NAME OF TRUST               MEETINGS     MEETINGS      MEETINGS
----------------------------------------------------   ----------   -------------
Scudder California Tax Free Trust              6           2              2
Scudder Municipal Trust                        6           2              2
Scudder State Tax Free Trust                   6           2              2
Scudder Tax Free Money Trust                   6           2              2
Scudder Tax Free Trust                         6           2              2


     In addition to the Board and committee meetings listed above, the Trustees of each Trust had thirteen other meetings on behalf of the Trust during the year, including meetings with their independent legal counsel and informational meetings.


EXECUTIVE OFFICERS

     In addition to Ms. Quirk and Messrs. Lee and Pierce, Trustees who are also officers of the Trusts, the following persons are Executive Officers of the
Trusts:

                      PRESENT OFFICE WITH THE TRUST;
                         PRINCIPAL OCCUPATION OR            TRUST (YEAR FIRST BECAME
     NAME (AGE)               EMPLOYMENT(1)                      AN OFFICER)(2)
--------------------  ------------------------------  ------------------------------------
Olin Barrett (59)     Vice President; Managing        Scudder California Tax Free Trust
                      Director of Scudder, Stevens &  (1983)
                      Clark, Inc.
Donald C. Carleton    Vice President; Managing        Scudder California Tax Free Trust
  (63)                Director of Scudder, Stevens &  (1987)
                      Clark, Inc.                     Scudder Municipal Trust (1987)
                                                      Scudder State Tax Free Trust (1987)
                                                      Scudder Tax Free Money Fund (1987)
                                                      Scudder Tax Free Trust (1987)
Philip G. Condon      Vice President; Managing        Scudder Municipal Trust (1995)
  (47)                Director of Scudder, Stevens &  Scudder State Tax Free Trust (1995)
                      Clark, Inc.
K. Sue Cote (35)      Vice President; Principal of    Scudder Tax Free Money Fund (1995)
                      Scudder, Stevens & Clark, Inc.
Jerard K. Hartman     Vice President; Managing        Scudder California Tax Free Trust
  (64)                Director of Scudder, Stevens &  (1987)
                      Clark, Inc.                     Scudder Municipal Trust (1987)
                                                      Scudder State Tax Free Trust (1987)
                                                      Scudder Tax Free Money Fund (1987)
                                                      Scudder Tax Free Trust (1987)

                      PRESENT OFFICE WITH THE TRUST;
                         PRINCIPAL OCCUPATION OR            TRUST (YEAR FIRST BECAME
     NAME (AGE)               EMPLOYMENT(1)                      AN OFFICER)(2)
--------------------  ------------------------------  ------------------------------------
Thomas W. Joseph      Vice President; Principal of    Scudder California Tax Free Trust
  (58)                Scudder, Stevens & Clark, Inc.  (1986)
                                                      Scudder Municipal Trust (1986)
                                                      Scudder State Tax Free Trust (1986)
                                                      Scudder Tax Free Money Fund (1986)
                                                      Scudder Tax Free Trust (1986)
Thomas F. McDonough   Vice President and Secretary;   Scudder California Tax Free Trust
  (50)                Principal of Scudder, Stevens   (1984)
                      & Clark, Inc.                   Scudder Municipal Trust (1984)
                                                      Scudder State Tax Free Trust (1984)
                                                      Scudder Tax Free Money Fund (1984)
                                                      Scudder Tax Free Trust
                                                      Vice President (1984)
                                                      Secretary (1983)
Pamela A. McGrath     Vice President and Treasurer;   Scudder California Tax Free Trust
  (43)                Managing Director of Scudder,   (1990)
                      Stevens & Clark, Inc.           Scudder Municipal Trust (1990)
                                                      Scudder State Tax Free Trust (1990)
                                                      Scudder Tax Free Money Fund (1990)
                                                      Scudder Tax Free Trust (1990)
Edward J. O'Connell   Vice President and Assistant    Scudder California Tax Free Trust
  (52)                Treasurer; Principal of         (1990)
                      Scudder, Stevens & Clark, Inc.  Scudder Municipal Trust (1990)
                                                      Scudder State Tax Free Trust (1990)
                                                      Scudder Tax Free Money Fund (1987)
                                                      Scudder Tax Free Trust (1990)
M. Ashton Patton      Vice President; Vice President  Scudder Tax Free Trust (1995)
  (33)                of Scudder, Stevens & Clark,
                      Inc.
Jeremy L. Ragus (45)  Vice President; Principal of    Scudder California Tax Free Trust
                      Scudder, Stevens & Clark, Inc.  (1995)
                                                      Scudder State Tax Free Trust (1995)
Rebecca L. Wilson     Vice President; Assistant Vice  Scudder California Tax Free Trust
  (35)                President of Scudder, Stevens   (1995)
                      & Clark, Inc.                   Scudder State Tax Free Trust (1995)

------------------------------
(1) Unless otherwise stated, all of the Executive Officers have been associated with their respective companies for more than five years, although not necessarily in the same capacity.

(2) The President, Treasurer and Secretary each holds office until his or her successor has been duly elected and qualified, and all other officers hold offices in accordance with the By-laws of the Trust.

COMPENSATION OF TRUSTEES AND OFFICERS


     Each Trust pays each of its Non-interested Trustees an annual Trustee's fee plus specified amounts for Board and committee meetings attended and compensates him or her for expenses related to Trust business.



     Scudder supervises each Fund's investments, pays the compensation and certain expenses of its personnel who serve as Trustees and officers of each Trust and receives a management fee for its services. Several of each Trust's officers and Trustees are also officers, Directors, employees or shareholders of Scudder and participate in the fees paid to that firm, although each such Trust makes no direct payments to them other than for reimbursement of travel expenses in connection with their attendance at Trustees' and committee meetings.

     The following Compensation Table provides in tabular form the following data:

          Column (1) All Trustees who receive compensation from each Trust.

          Column (2) Aggregate compensation received by each Trustee of each Trust during the calendar year 1996.

          Column (3) Total compensation received by each Trustee from funds managed by Scudder (collectively, the "Fund Complex") during the calendar year 1996.


          The Trustees do not receive any pension or retirement benefits from any Trust in the Fund Complex.


                               COMPENSATION TABLE

            (1)                                             (2)                                       (3)
                                                  AGGREGATE COMPENSATION
                              --------------------------------------------------------------         TOTAL
                               SCUDDER                    SCUDDER                                 COMPENSATION
                              CALIFORNIA     SCUDDER     STATE TAX     SCUDDER      SCUDDER     FROM THE TRUSTS
                               TAX FREE     MUNICIPAL      FREE        TAX FREE     TAX FREE    AND FUND COMPLEX
      NAME OF TRUSTEE           TRUST         TRUST        TRUST      MONEY FUND     TRUST      PAID TO TRUSTEE
---------------------------   ----------    ---------    ---------    ----------    --------    ----------------
Henry P. Becton, Jr........     $8,900       $ 17,800     $ 16,900          --            --          $91,012
                                                                                                    (16 Funds)
Dawn-Marie Driscoll........     $9,500       $ 19,000     $ 17,500      $9,500      $ 19,000         $103,000
                                                                                                    (16 Funds)
Peter B. Freeman...........     $9,500       $ 19,000     $ 17,500      $9,500      $ 19,000         $131,734
                                                                                                    (33 Funds)
George M. Lovejoy, Jr......         --       $ 19,000           --      $9,500            --         $124,512
                                                                                                    (13 Funds)
Dr. Wesley W. Marple,
  Jr.......................         --       $ 19,000     $ 17,500          --      $ 19,000         $106,812
                                                                                                    (16 Funds)
Jean C. Tempel.............         --             --     $ 17,138      $9,200      $ 18,400         $102,895
                                                                                                    (16 Funds)

REQUIRED VOTE

     Election of each of the listed nominees for Trustee requires the affirmative vote of a plurality of the votes of each Trust cast at the Special Meeting in person or by proxy. This means that the eight nominees receiving the largest number of votes will be elected. The Trustees of each Trust recommend that the shareholders of each Trust vote in favor of each of the nominees listed in this Proposal 2.

               PROPOSAL 3: APPROVAL OR DISAPPROVAL OF THE BOARD'S
                DISCRETIONARY AUTHORITY TO CONVERT EACH FUND TO
                         A MASTER/FEEDER FUND STRUCTURE


     If this Proposal 3 is approved by shareholders, the Board could determine that the objectives of a Fund would be achieved more efficiently, while retaining its current distribution arrangements, by investing in a master fund in a master/feeder fund structure as described below, and in that case cause the Fund to do so without further approval by shareholders.


     A master/feeder fund structure is one in which a fund (a feeder fund) invests all of its investment assets in another investment company (the master fund) with substantially the same investment objectives and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds in the master fund in an effort to achieve possible economies of scale and efficiencies in portfolio management, while preserving separate identities, management and/or distribution channels at the feeder fund level. An existing investment company could convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and the realization of taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

     Under each Trust's Declaration of Trust, the affirmative vote of a majority of the shares of a Fund is required to sell or transfer substantially all of the assets of the Fund. One way to convert a Fund to a master/feeder fund structure is through a sale or transfer of assets. Thus, approval of the Board's discretionary authority to convert a Fund to a master/feeder fund structure through a sale or transfer of assets requires, under a conservative interpretation of each Trust's Declaration of Trust, the affirmative vote of a majority of the shares of the Fund.

     A master fund must have the identical investment objective and substantially the same investment policies as its feeder funds. This means that the assets of the master fund are invested in the same types of securities in which its feeder funds are authorized to invest.


     Management of each Trust believes that, generally, the larger the pool of assets being managed the more efficiently and cost-effectively it can be managed. Because a master fund pools the assets of multiple feeder funds, it provides an effective means of creating larger asset pools. Whether the Board would exercise its discretionary authority to convert a Fund to a master/feeder fund structure would depend upon the existence of appropriate opportunities to pool the Fund's assets with those of other feeder funds. The primary motivation for considering a master/feeder fund structure is to seek to achieve possible economies of scale and efficiencies in portfolio management, while preserving separate identities, management and/or distribution channels at the feeder fund level. The Trustees' decision to convert a Fund would be based upon their determination that it would be in the best interests of both the Fund and its shareholders after consideration of all relevant factors, including the relevant fund expenses associated with a master/feeder fund structure.



     A feeder fund can withdraw its investment in a master fund at any time if its board determines that it is in the best interests of the shareholders to do so or if the investment policies or restrictions of the master fund were changed so that they were inconsistent with the policies and restrictions of the feeder fund. Upon any such withdrawal, the board of the fund would consider what action might be taken, including the investment of all of the assets of the fund in another pooled investment entity having substantially the same investment objectives and policies as the fund or the investment of the fund's assets directly in a portfolio of investments in accordance with its investment objective and policies.


REQUIRED VOTE

     Shareholders of each Fund will vote separately with respect to this Proposal 3. Approval of this Proposal 3 by a Fund requires the affirmative vote of a majority of the shares of the Fund. The Trustees of each Trust recommend that the shareholders of each Fund vote in favor of this Proposal 3.

                      PROPOSAL 4: APPROVAL OR DISAPPROVAL

                        OF AMENDMENTS TO THE DECLARATION

                            OF TRUST FOR EACH TRUST


     Changes and regulatory developments in the investment company industry have occurred since the current form of each Trust's Declaration of Trust was adopted. Because consummation of the Transactions described in Proposal 1 requires the holding of this Special Meeting, the Trustees of each Trust have determined to seek at the same time shareholder approval of amendments to the Declaration of Trust (with such amendments, the "Amended Declaration") designed to reflect those changes and developments. The principal changes in the current Declaration of Trust which would be effected by shareholder approval of the Amended Declaration are described below. A copy of the amendments to the Declarations of Trust is attached to this proxy statement as Exhibit C.



     Master/Feeder Structure. A new Section 2.2(i) would be added to give the Trustees the express power to accomplish each Fund's objective by investing all or a portion of its assets in another investment company in a "master/feeder" fund structure, by transferring assets of the Fund to the other investment company or otherwise, without further shareholder approval. This section of the Amended Declaration would grant to the Trustees power which is similar to that included in Proposal 3, but differs from it as described in the next paragraph.



     A master/feeder fund structure is described in Proposal 3. Management of each Trust believes the Trustees currently have the power to enter into a master/feeder fund structure, although a conservative interpretation of the current Declaration of Trust is that shareholder approval is required for the transfer of substantially all of a Fund's assets to a master fund to accomplish that objective. Such a vote is not required to sell all of the Fund's portfolio securities and to purchase its interest in the master fund with the proceeds. The express grant to the Trustees of the power in the Amended Declaration to enter into a master/feeder fund structure would remove any doubt as to the Trustees' power to transfer assets to a master fund without shareholder approval, and differs from the approval of entry into a master/feeder fund structure sought in Proposal 3 primarily in that a power contained in any Trust's Declaration of Trust is effective in perpetuity unless the Declaration of Trust is amended or terminated. Thus, if Proposal 3 is approved but if it were concluded in the future that the approval had lapsed due to the passage of time, the power of the Trustees to enter into a master/feeder fund structure would nevertheless continue under proposed Section 2.2(i) of the Amended Declaration, if approved.



     Shareholder Voting. Under the Amended Declaration, shareholders would continue to have the same rights as they now have to elect and remove Trustees, to further amend the Declaration of Trust and to vote on certain other matters.
Section 5.9 would be amended to eliminate shareholder voting under the Declaration with respect to investment advisory or management contracts and Rule 12b-1 plans; each of these matters must be voted on under provisions of the 1940 Act or the rules thereunder, and a separate requirement in the Trust's governing instrument is unnecessary. The Amended Declaration would also eliminate shareholder voting on a merger, consolidation, sale of assets or incorporation of the Trust. Although the Trustees ordinarily would not expect to take such an action without shareholder approval, there are situations, as with a very small, uneconomical fund, a sufficient number of whose shareholders cannot be located, where Trustee action alone would be in the best interest of shareholders.


REQUIRED VOTE


     Approval of this Proposal 4 with respect to each Trust requires the vote of two-thirds of the shares of that Trust outstanding and entitled to vote. If the shareholders of any Trust fail to approve this Proposal 4, the Trust's current Declaration of Trust would not be amended as described in this Proposal 4. The Trustees of each Trust recommend that the shareholders of each Trust vote in favor of this Proposal 4.



                   PROPOSAL 5: APPROVAL OR DISAPPROVAL OF THE

              REVISION OF CERTAIN FUNDAMENTAL INVESTMENT POLICIES

     The 1940 Act requires an investment company to have adopted certain specified investment policies which can be changed only by a shareholder vote. Those policies are often referred to as "fundamental" policies. In the past, fundamental policies were adopted by the Trusts on behalf of their Funds, and in some cases amended by vote of the shareholders of the affected Fund, in order to reflect regulatory, business or industry conditions which were in effect at the time the particular action was taken. Because of the opportunity afforded by this Special Meeting, there has been a review of each Fund's fundamental policies with the goal of simplifying, modernizing and making consistent as far as possible the fundamental policies of all open-end investment companies managed by Scudder.


     This Proposal seeks shareholder approval of changes which are intended to accomplish that goal. The proposed changes to each Fund's fundamental policies are discussed in detail below. Please refer to the proposed policies as set forth in Exhibit D. Each Fund's current fundamental investment policies are set forth in Exhibit E.



     Each of the fundamental policies proposed for adoption with respect to each Fund is in an area in which the 1940 Act requires that the Fund adopt a fundamental policy. Each Fund's policies with respect to SEC diversification, the issuance of senior securities, and the underwriting of securities issued by others differ from the current policies of each Fund in that the requirements of the 1940 Act, which of course apply, are not spelled out in detail. Under such new policies, the limitation on each Fund would, therefore, be determined by reference to the provisions of the 1940 Act, the rules thereunder, and applicable interpretations of the Commission or its staff rather than the express terms of the policies.


     Shareholders will be asked to vote on each proposed fundamental policy separately on the enclosed proxy card.

PROPOSAL 5.1: SEC DIVERSIFICATION

     Each Fund, except for Scudder California Tax Free Money Fund, Scudder Massachusetts Limited Term Tax Free Fund, Scudder Massachusetts Tax Free Fund, Scudder New York Tax Free Fund, Scudder New York Tax Free Money Fund, Scudder Ohio Tax Free Fund and Scudder Pennsylvania Tax Free Fund, is a "diversified" fund under the 1940 Act. Under its current diversification policy, each diversified Fund, with respect to 75% of the value of its assets, may not purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, with exceptions for U.S. Government securities and, in the case of Scudder Tax Free Money Fund, securities of other investment companies. These restrictions are substantially identical to the definition of a diversified fund under the 1940 Act. The applicable policy of Scudder Tax Free Money Fund also expressly exempts from the limitations of the policy cash and cash equivalents, which are also exempt from the 1940 Act limitations, and further states that the amount of total assets that may be invested in the securities of any one issuer will instead be limited by federal restrictions applicable to money market funds. In light of the provisions of the 1940 Act concerning the requirements of maintaining diversified status as well as the rules applicable to money market funds, the absence or presence of specific references to cash and cash equivalents, money market fund regulations, or securities of other investment companies does not, in the opinion of management of the Trusts, change the interpretation of the Funds' diversification policies and, therefore, such references are unnecessary. Accordingly, the proposed statement that each Fund has elected to be classified as a diversified Fund represents no substantive change in the current diversification policy for any of such Funds.

PROPOSAL 5.2: BORROWING


     The current policy of each Fund prohibits borrowing money, except as a temporary measure for extraordinary or emergency purposes and except in connection with reverse repurchase agreements, provided that the Fund maintains asset coverage of 300% for all borrowings. In addition, the current policy of each of Scudder Limited Term Tax Free Fund and Scudder Medium Term Tax Free Fund also prohibits borrowing, except from banks, and prohibits purchases of securities for a Fund while borrowings of that Fund exceed 5% of its assets. Under the proposed policy, each Fund would not be limited to borrowing for temporary or emergency purposes; however, if the Trustees determine with respect to any Fund to permit borrowing for other purposes, which they currently do not intend to do, the applicable Fund's disclosure documents would be amended to disclose that fact. Although the Trustees do not currently intend to permit a Fund to borrow for investment leverage purposes, such borrowings would increase the Fund's volatility and the risk of loss in a declining market. Further, under the proposed policy, a Fund would not be prohibited from purchasing securities while a Fund has outstanding borrowings exceeding 5% of assets; management of the Trust believes that elimination of this restriction will provide greater investment flexibility when, in the opinion of management, borrowings are necessary or appropriate. Borrowings under reverse repurchase agreements are now permitted, and would be permitted under the proposed policy. The 1940 Act requires borrowings to have 300% asset coverage, which requirement would, therefore, remain unchanged under the proposed policy, except to the extent that reverse repurchase agreements would not be subject, under the proposed policy, to the 300% asset coverage requirement. Consequently, the proposed policy would permit a Fund to engage in reverse repurchase agreements to a greater extent than under the current policy.


PROPOSAL 5.3: SENIOR SECURITIES


     The current policy of each Fund prohibits the issuance of senior securities (i.e., securities which are obligations or instruments evidencing indebtedness), except in connection with permitted indebtedness and except in connection with the issuance of separate classes or series of shares. Each Fund, except Scudder California Tax Free Money Fund, Scudder Limited Term Tax Free Fund and Scudder Medium Term Tax Free Fund, excepts from the prohibition on the issuance of senior securities collateral arrangements for certain types of derivatives transactions. In addition, each Fund, except Scudder Limited Term Tax Free Fund and Scudder Medium Term Tax Free Fund, excepts from the prohibition on the issuance of senior securities the issuance of separate classes of shares. The current policy of each Fund, therefore, specifically excepts from the prohibition on the issuance of senior securities certain practices which, under the current policies of the SEC or its staff, are not deemed to involve the issuance of senior securities. Accordingly, management of each Trust believes that it is not necessary to specify those exceptions in the Funds' fundamental policies with regard to senior securities because they are permitted under the 1940 Act.

PROPOSAL 5.4: CONCENTRATION


     Each Fund's current policy in effect prohibits the purchase of securities if it would result in more than 25% of the market value of the Fund's total assets being invested in securities of one or more issuers having their principal business activities in the same industry or, in the case of Scudder California Tax Free Fund, Scudder California Tax Free Money Fund, Scudder High Yield Tax Free Fund and Scudder Managed Municipal Bonds Fund, in private activity bonds or, in the case of Scudder Limited Term Tax Free Fund and Scudder Medium Term Tax Free Fund, in pollution control and industrial development bonds. In some cases, there are exceptions for U.S. Government securities and municipal obligations, and, in the case of Scudder Tax Free Money Fund, for certificates of deposit or bankers' acceptances. In some cases, what constitutes an industry for the purposes of this restriction is included in the policy itself. While the 1940 Act does not define what constitutes "concentration" in an industry, the staff of the Commission takes the position that investment of more than 25% of a fund's assets in an industry constitutes concentration. If a fund concentrates in an industry, it must at all times have more than 25% of its assets invested in that industry, and if its policy is not to concentrate, as is the case with each of the Funds, it may not invest more than 25% of its assets in the applicable industry, unless, in either case, the fund discloses the specific conditions under which it will change from concentrating to not concentrating or vice versa. A fund is permitted to adopt reasonable definitions of what constitutes an industry, or it may use standard classifications promulgated by the Commission, or some combination thereof. Under the 1940 Act and applicable interpretations of the SEC or its staff and, therefore, under the proposed policy, municipal governments are not an industry but private activity bonds are subject to concentration policies (although these are municipal securities). Because a fund may create its own reasonable industry classifications, management of each Trust believes that it is not necessary to include such matters in the fundamental policy of a Fund.


     The proposed concentration policy of Scudder New York Tax Free Money Fund reserves freedom of action for that Fund to concentrate in instruments issued by domestic banks, which provision is similar to but broader than the current provisions referred to above with respect to certificates of deposit and bankers' acceptances. The proposed policy is common among money market funds. No change in the operations of Scudder New York Tax Free Money Fund is anticipated if the proposed policies are approved.

PROPOSAL 5.5: LOANS

     The current policy of each Fund prohibits the making of loans, except loans of portfolio securities (for all Funds except Scudder Medium Term Tax Free Fund) and to the extent the entry into repurchase agreements and the purchase of debt securities is deemed to be loans. The proposed policy is substantially identical to the current policy of each Fund except that loans of portfolio securities would not be prohibited for Scudder Medium Term Tax Free Fund. Management of the Trusts believes that the proposed policy will provide the Trusts with greater investment flexibility in the future.

PROPOSALS 5.6 THROUGH 5.15: OTHER POLICIES


     Each of the other proposed fundamental policies regarding underwriting of securities (Proposal 5.6), investment in real estate (Proposal 5.7), purchase of physical commodities (Proposal 5.8) and investment in municipal securities (Proposals 5.9 through 5.15) is not materially different from the current comparable policy of each Fund except that these policies have been reworded or clarified.


ELIMINATION OF CERTAIN POLICIES:

PROPOSAL 5.16: TAX DIVERSIFICATION

     The current policies of Scudder Massachusetts Tax Free Fund, Scudder Ohio Tax Free Fund, Scudder New York Tax Free Money Fund and Scudder Pennsylvania Tax Free Fund prohibit, with respect to 50% of the total assets of a Fund, (i) purchases of voting securities of an issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by such Fund, provided that in the case of Scudder New York Tax Free Money Fund, the amount of the total assets of the Fund that may be invested in the securities of any one issuer will, instead be limited in accordance with federal law applicable to money market funds, and (ii) investment of more than 5% of a Fund's total assets in securities of one issuer, except U.S. Government securities. Each of Scudder Massachusetts Tax Free Fund, Scudder Massachusetts Limited Term Tax Free Fund, Scudder Ohio Tax Free Fund and Scudder Pennsylvania Tax Free Fund is prohibited, with respect to 50% of its total assets, from investing more than 5% of the Fund's total assets in securities of one issuer, except U.S. Government securities. In addition, each of Scudder Massachusetts Tax Free Fund, Scudder Massachusetts Limited Term Tax Free Fund, Scudder New York Tax Free Money Fund, Scudder Ohio Tax Free Fund, Scudder Pennsylvania Tax Free Fund and Scudder California Tax Free Money Fund is prohibited from investing more than 25% of its total assets in the securities of any one issuer. These restrictions are substantially similar to certain requirements for qualification as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Each of the Funds has sought annually to qualify as a RIC under Subchapter M of the Code and management of the Trusts presently intends to continue to qualify the Funds as RICs.

Accordingly, the elimination of these fundamental investment policies represents no substantive change in the current investment policy for such Funds.

PROPOSAL 5.17: PURCHASES OF VOTING SECURITIES

     Each of Scudder Limited Term Tax Free Fund and Scudder Medium Term Tax Free Fund is prohibited with respect to 100% of its assets from purchasing more than 10% of the voting securities of a single issuer. In the past certain state securities laws required funds to adopt such a restriction. Each such Fund is currently limited by its policy of SEC diversification to purchasing, with respect to 75% of its assets, no more than 10% of the voting securities of a single issuer. Management of the Trust believes that, in the interest of simplicity and uniformity of investment restrictions, elimination of the 10% restriction on investment in an issuer's voting securities is appropriate and will provide the Funds with greater investment flexibility in the future.

PROPOSAL 5.18: AFFILIATED TRANSACTIONS

     Each of Scudder Limited Term Tax Free Fund and Scudder Medium Term Tax Free Fund is prohibited from purchasing from or selling to any of its officers and the Trust's Trustees, its investment adviser, principal underwriter and certain other affiliated parties, any of a Fund's portfolio securities. Transactions between each Fund and affiliated persons of a Fund are currently regulated under the 1940 Act. Accordingly, management of the Trust believes that such transactions are sufficiently regulated under the 1940 Act and that in the interest of uniformity and simplicity the elimination of such policy is appropriate and will provide the Funds with greater investment flexibility in the future.

PROPOSAL 5.19: DISCLOSED PRACTICES

     The current policy of each of Scudder High Yield Tax Free Fund and Scudder Managed Municipal Bonds prohibits the purchase of securities other than those described in the Fund's prospectus or statement of additional information. The disclosure practices of registered investment companies, like the Trust, are regulated under the 1940 Act and releases and interpretations of the SEC or its staff. Accordingly, in the interest of uniformity and simplicity, management of the Trust believes that elimination of this policy is appropriate.

REQUIRED VOTE


     Approval of the proposed fundamental policies with respect to any Fund requires the affirmative vote of a "majority of the outstanding voting securities," as defined above, of that Fund. If the shareholders of any Fund fail to approve the proposed fundamental policies, the current policies will remain in effect. The Trustees of each Trust recommend that the shareholders of each Fund vote in favor of this Proposal 5.

                     PROPOSAL 6: RATIFICATION OR REJECTION
                  OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Trustees of each of the Trusts, including a majority of the Non-interested Trustees, has selected Coopers & Lybrand L.L.P. to act as independent accountants for each of the Funds for each Fund's current fiscal year. Coopers & Lybrand L.L.P. are independent accountants and have advised the Funds that they have no direct financial interest or material indirect financial interest in the Funds. One or more representatives of Coopers & Lybrand L.L.P. are expected to be present at the Special Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

REQUIRED VOTE


     Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes of each Fund cast at the Special Meeting in person or by proxy. The Trustees of each Trust recommend that the shareholders of each Fund vote in favor of this Proposal 6.


                             ADDITIONAL INFORMATION

GENERAL

     The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by Scudder. In addition to solicitation by mail, certain officers and representatives of each Trust, officers and employees of Scudder and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

     Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies. As the Special Meeting date approaches, certain shareholders of each Fund may receive a telephone call from a representative of SCC if their vote has not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of each Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned and to confirm that the shareholder has received the proxy statement card in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.


     If the shareholder wishes to participate in the Special Meeting, but does not wish to give his or her proxy by telephone, the shareholder may still submit the proxy card originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact SCC toll-free at 1-800-733-8481, ext.
488. Any proxy given by a shareholder, whether in writing or by telephone, is revocable.


PROPOSALS OF SHAREHOLDERS

     Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Trust, c/o Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

     No Board of Trustees is aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Trust and/or Fund.


PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE
                  IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Boards of Trustees,


/s/ Thomas F. McDonough

Thomas F. McDonough
Secretary

                                                                       EXHIBIT A


                          BOSTON, MASSACHUSETTS 02110

                                                                           , 199

Scudder Kemper Investments, Inc.
345 Park Avenue
New York, New York 10154

                        INVESTMENT MANAGEMENT AGREEMENT
                                [NAME OF SERIES]

Ladies and Gentlemen:

     [Name of Trust] (the "Trust") has been established as a Massachusetts business Trust to engage in the business of an investment company. Pursuant to the Trust's Declaration of Trust, as amended from time-to-time (the "Declaration"), the Board of Trustees has divided the Trust's shares of
beneficial interest, par value $          per share, (the "Shares") into
separate series, or funds, including [name of series] (the "Fund"). Series may be abolished and dissolved, and additional series established, from time to time by action of the Trustees.

     The Trust, on behalf of the Fund, has selected you to act as the sole investment manager of the Fund and to provide certain other services, as more fully set forth below, and you have indicated that you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust on behalf of the Fund agrees with you as follows:

          1. Delivery of Documents. The Trust engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the "Prospectus") and Statement of Additional Information (the "SAI") relating to the Fund included in the Trust's Registration Statement on Form N-1A, as amended from time to time, (the "Registration Statement") filed by the Trust under the Investment Company Act of 1940, as amended, (the "1940 Act") and the Securities Act of 1933, as amended. Copies of the documents referred to in the preceding sentence have been furnished to you by the Trust. The Trust has also furnished you with copies properly certified or authenticated of each of the following additional documents related to the Trust and the
     Fund:

             (a) The Declaration dated               , 19  , as amended to date.

             (b) By-Laws of the Trust as in effect on the date hereof (the "By-Laws").

             (c) Resolutions of the Trustees of the Trust and the shareholders of the Fund selecting you as investment manager and approving the form of this Agreement.

             (d) Establishment and Designation of Series of Shares of Beneficial
        Interest dated               , 19  relating to the Fund.

     The Trust will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

          2. Sublicense to Use the Scudder Trademarks. As exclusive licensee of the rights to use and sublicense the use of the "Scudder" and ["Scudder Kemper Investments, Inc."/"Scudder, Stevens & Clark, Inc."] trademarks (together, the "Scudder Marks"), you hereby grant the Trust a nonexclusive right and sublicense to use (i) the "Scudder" name and mark as part of the Trust's name (the "Fund Name"), and (ii) the Scudder Marks in connection with the Trust's investment products and services, in each case only for so long as this Agreement, any other investment management agreement between you and the Trust, or any extension, renewal or amendment hereof or thereof remains in effect, and only for so long as you are a licensee of the Scudder Marks, provided however, that you agree to use your best efforts to maintain your license to use and sublicense the Scudder Marks. The Trust agrees that it shall have no right to sublicense or assign rights to use the Scudder Marks, shall acquire no interest in the Scudder Marks other than the rights granted herein, that all of the Trust's uses of the Scudder Marks shall inure to the benefit of Scudder Trust Company as owner and licensor of the Scudder Marks (the "Trademark Owner"), and that the Trust shall not challenge the validity of the Scudder Marks or the Trademark Owner's ownership thereof. The Trust further agrees that all services and products it offers in connection with the Scudder Marks shall meet commercially reasonable standards of quality, as may be determined by you or the Trademark Owner from time to time, provided that you acknowledge that the services and products the Trust rendered during the one-year period preceding the date of this Agreement are acceptable. At your reasonable request, the Trust shall cooperate with you and the Trademark Owner and shall execute and deliver any and all documents necessary to maintain and protect (including but not limited to in connection with any trademark infringement action) the Scudder Marks and/or enter the Trust as a registered user thereof. At such time as this Agreement or any other investment management agreement shall no longer be in effect between you (or your successor) and the Trust, or you no longer are a licensee of the Scudder Marks, the Trust shall (to the extent that, and as soon as, it lawfully can) cease to use the Fund Name or any other name indicating that it is advised by, managed by or otherwise connected with you (or any organization which shall have succeeded to your business as investment manager) or the Trademark Owner. In no event shall the Trust use the Scudder Marks or any other name or mark confusingly similar thereto (including, but not limited to, any name or mark that includes the name "Scudder") if this Agreement or any other investment advisory agreement between you (or your successor) and the Fund is terminated.

          3. Portfolio Management Services. As manager of the assets of the Fund, you shall provide continuing investment management of the assets of the Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI; the applicable provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, (the "Code") relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge; subject always to policies and instructions adopted by the Trust's Board of Trustees. In connection therewith, you shall use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Fund shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to your investment advisory clients. In managing the Fund in accordance with the requirements set forth in this section 3, you shall be entitled to receive and act upon advice of counsel to the Trust or counsel to you. You shall also make available to the Trust promptly upon request all of the Fund's investment records and ledgers as are necessary to assist the Trust in complying with the requirements of the 1940 Act and other applicable laws. To the extent required by law, you shall furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

     You shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to your determinations and all in accordance with Fund policies as expressed in the Registration Statement. You shall determine what portion of the Fund's portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

     You shall furnish to the Trust's Board of Trustees periodic reports on the investment performance of the Fund and on the performance of your obligations pursuant to this Agreement, and you shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.

          4. Administrative Services. In addition to the portfolio management services specified above in section 3, you shall furnish at your expense for the use of the Fund such office space and facilities in the United States as the Fund may require for its reasonable needs, and you (or one or more of your affiliates designated by you) shall render to the Trust administrative services on behalf of the Fund necessary for operating as an open-end investment company and not provided by persons not parties to this Agreement including, but not limited to, preparing reports to and meeting materials for the Trust's Board of Trustees and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of Shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing the accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and the Fund's other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Trust as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Trust's Board of Trustees. Nothing in this Agreement shall be deemed to shift to you or to diminish the obligations of any agent of the Fund or any other person not a party to this Agreement which is obligated to provide services to the Fund.

          5. Allocation of Charges and Expenses. Except as otherwise specifically provided in this section 5, you shall pay the compensation and expenses of all Trustees, officers and executive employees of the Trust (including the Fund's share of payroll taxes) who are affiliated persons of you, and you shall make available, without expense to the Fund, the services of such of your directors, officers and employees as may duly be elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. You shall provide at your expense the portfolio management services described in section 3 hereof and the administrative services described in section 4 hereof.

          You shall not be required to pay any expenses of the Fund other than those specifically allocated to you in this section 5. In particular, but without limiting the generality of the foregoing, you shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's Trustees and officers as are directors, officers or employees of you whose services may be involved, for the following expenses of the Fund: organization expenses of the Fund (including out-of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Trust; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's accounting agent, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below in this section 5, other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; expenses relating to investor and public relations; expenses and fees of registering or qualifying Shares of the Fund for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; the compensation and all expenses (specifically including travel expenses relating to Trust business) of Trustees, officers and employees of the Trust who are not affiliated persons of you; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of printing and distributing reports, notices and dividends to shareholders; expenses of printing and mailing Prospectuses and SAIs of the Fund and supplements thereto; costs of stationery; any litigation expenses; indemnification of Trustees and officers of the Trust; costs of shareholders' and other meetings; and travel expenses (or an appropriate portion thereof) of Trustees and officers of the Trust who are directors, officers or employees of you to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Trust or any committees thereof or advisors thereto held outside of Boston, Massachusetts or New York, New York.

          You shall not be required to pay expenses of any activity which is primarily intended to result in sales of Shares of the Fund if and to the extent that (i) such expenses are required to be borne by a principal underwriter which acts as the distributor of the Fund's Shares pursuant to an underwriting agreement which provides that the underwriter shall assume some or all of such expenses, or (ii) the Trust on behalf of the Fund shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Fund (or some other party) shall assume some or all of such expenses. You shall be required to pay such of the foregoing sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by the Fund (or some other party) pursuant to such a plan.

          6. Management Fee. For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections 3, 4 and 5 hereof, the Trust on behalf of the Fund shall pay you in United States Dollars on the last day of each month the unpaid balance of a fee equal to
     the excess of (a) 1/12 of           of 1 percent of the average daily net
     assets as defined below of the Fund for such month; [provided that, for any
     calendar month during which the average of such values exceeds $          ,
     the fee payable for that month based on the portion of the average of such
     values in excess of $          shall be 1/12 of           of 1 percent of
     such portion;] [and provided that, for any calendar month during which the
     average of such values exceeds $          , the fee payable for that month
     based on the portion of the average of such values in excess of $
     shall be 1/12 of           of 1 percent of such portion;] over any
     compensation waived by you from time to time (as more fully described below). You shall be entitled to receive during any month such interim payments of your fee hereunder as you shall request, provided that no such payment shall exceed 75 percent of the amount of your fee then accrued on the books of the Fund and unpaid.

          The "average daily net assets" of the Fund shall mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of the Fund shall always be determined pursuant to the applicable provisions of the Declaration and the Registration Statement. If the determination of net asset value does not take place for any particular day, then for the purposes of this section 6, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Fund's portfolio may be lawfully determined on that day. If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 6.

          You may waive all or a portion of your fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of your services. You shall be contractually bound hereunder by the terms of any publicly announced waiver of your fee, or any limitation of the Fund's expenses, as if such waiver or limitation were fully set forth herein.

          7. Avoidance of Inconsistent Position; Services Not Exclusive. In connection with purchases or sales of portfolio securities and other investments for the account of the Fund, neither you nor any of your directors, officers or employees shall act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for the Fund's account with brokers or dealers selected by you in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the Fund, you shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

          Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the Trust. Whenever the Fund and one or more other accounts or investment companies advised by the Manager have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by the Manager to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by the Manager to be equitable. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund.

          8. Limitation of Liability of Manager. As an inducement to your undertaking to render services pursuant to this Agreement, the Trust agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the Trust, the Fund or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder. Any person, even though also employed by you, who may be or become an employee of and paid by the Fund shall be deemed, when acting within the scope of his or her employment by the Fund, to be acting in such employment solely for the Fund and not as your employee or agent.


          9. Duration and Termination of This Agreement. This Agreement shall remain in force until September 30, 1998, and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.


          This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Trust's Board of Trustees on 60 days' written notice to you, or by you on 60 days' written notice to the Trust. This Agreement shall terminate automatically in the event of its assignment.

          10. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom.

          11. Limitation of Liability for Claims. The Declaration, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name
     "Scudder           Trust" refers to the Trustees under the Declaration
     collectively as Trustees and not as individuals or personally, and that no shareholder of the Fund, or Trustee, officer, employee or agent of the Trust, shall be subject to claims against or obligations of the Trust or of the Fund to any extent whatsoever, but that the Trust estate only shall be liable.

          You are hereby expressly put on notice of the limitation of liability as set forth in the Declaration and you agree that the obligations assumed by the Trust on behalf of the Fund pursuant to this Agreement shall be limited in all cases to the Fund and its assets, and you shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other series of the Trust, or from any Trustee, officer, employee or agent of the Trust. You understand that the rights and obligations of each Fund, or series, under the Declaration are separate and distinct from those of any and all other series.

          12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "affiliated person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

     This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the Fund to fail to comply with the requirements of Subchapter M of the Code.

     This Agreement shall supersede all prior investment advisory or management agreements entered into between you and the Trust on behalf of the Fund.

     If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract effective as of the date of this Agreement.

                                   Yours very truly,

                                   [NAME OF TRUST], on behalf of Scudder
                                             Fund

                                   By:
                                   ---------------------------------------------
                                       President

     The foregoing Agreement is hereby accepted as of the date hereof.

                                   SCUDDER KEMPER INVESTMENTS, INC.

                                   By:
                                   ---------------------------------------------
                                       Managing Director

                                                                       EXHIBIT B

                    INVESTMENT OBJECTIVES AND ADVISORY FEES

           FOR INCOME FUNDS ADVISED BY SCUDDER, STEVENS & CLARK, INC.



            FUND                            OBJECTIVE                    FEE RATE            ASSETS*
-----------------------------   ---------------------------------   -------------------   --------------
MONEY MARKET
 Scudder U.S. Treasury Money    Safety, liquidity, and stability    0.500% of             $  398,597,054
   Fund                         of capital and, consistent            net assets+
                                therewith, current income.
 Scudder Cash Investment        Stability of capital while          0.500% to             $1,430,623,516
   Trust                        maintaining liquidity of capital      $250 million
                                and providing current income from   0.450% next
                                money market securities.              $250 million
                                                                    0.400% next
                                                                      $500 million
                                                                    0.350%
                                                                      thereafter+
 Scudder Money Market Series    High level of current income        0.250% of             $  384,509,425**
                                consistent with preservation of       net assets
                                capital and liquidity by
                                investing in a broad range of
                                short-term money market
                                instruments.
 Scudder Government Money       High level of current income        0.250% of             $   36,794,563**
   Market Series                consistent with preservation of       net assets
                                capital and liquidity by
                                investing exclusively in
                                obligations issued or guaranteed
                                by the U.S. Government or its
                                agencies or instrumentalities and
                                in certain repurchase agreements.
TAX FREE MONEY MARKET
 Scudder Tax Free Money Fund    Income exempt from regular          0.500% to             $  220,245,241
                                federal income taxes and              $500 million
                                stability of principal through      0.480%
                                investments in municipal              thereafter+
                                securities.
 Scudder Tax Free Money         High level of current income,       0.250% of             $   79,695,218**
   Market Series                consistent with preservation of       net assets
                                capital and liquidity, exempt
                                from federal income tax by
                                investing primarily in high
                                quality municipal obligations.
 Scudder California Tax Free    Stability of capital and the        0.500% of             $   68,695,680
   Money Fund                   maintenance of a constant net         net assets+
                                asset value of $1.00 per share
                                while providing California tax
                                payers income exempt from both
                                California state personal and
                                regular federal income tax
                                through investment in high
                                quality, short-term tax-exempt
                                California municipal securities.
---------------
 * Assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
** Assets as of 7/31/97.
 + Subject to waivers and/or expense limitations.

            FUND                            OBJECTIVE                    FEE RATE            ASSETS*
-----------------------------   ---------------------------------   -------------------   --------------
 Scudder New York Tax Free      Stability of capital and income     0.500% of             $   59,538,652
   Money Fund                   exempt from New York state and        net assets+
                                New York City personal income
                                taxes and regular federal income
                                tax through investment in high
                                quality, short-term municipal
                                securities in New York.
TAX FREE
 Scudder Limited Term Tax       High level of income exempt from    0.600% of             $  123,660,431
   Free Fund                    regular federal income tax            net assets+
                                consistent with a high degree of
                                principal stability.
 Scudder Medium Term Tax Free   High level of income exempt from    0.600% to             $  650,504,081
   Fund                         regular federal income tax and        $500 million
                                limited principal fluctuation       0.500% thereafter
                                through investment primarily in
                                high grade intermediate term
                                municipal securities.
 Scudder Managed Municipal      Income exempt from regular          0.550% to             $  737,422,861
   Bonds                        federal income tax primarily          $200 million
                                through investments in high-grade   0.500% next
                                long-term municipal securities.       $500 million
                                                                    0.475% thereafter
 Scudder High Yield Tax Free    High level of income, exempt from   0.650% to             $  293,101,021
   Fund                         regular federal income tax, from      $300 million
                                an actively managed portfolio       0.600% thereafter
                                consisting primarily of
                                investment grade municipal
                                securities.
 Scudder California Tax Free    Income exempt from both             0.625% to             $  288,576,041
   Fund                         California state personal income      $200 million
                                tax and regular federal income      0.600% thereafter
                                tax primarily through investment
                                grade municipal securities.
 Scudder Massachusetts          A high level of income exempt       0.600% of             $   65,505,088
   Limited Term Tax Free Fund   from both Massachusetts personal      net assets+
                                income tax and regular federal
                                income tax as is consistent with
                                a high degree of price stability.
 Scudder Massachusetts Tax      A high level of income exempt       0.600% of             $  329,842,169
   Free Fund                    from both Massachusetts personal      net assets
                                income tax and regular federal
                                income tax through investment
                                primarily in long-term
                                investment-grade municipal
                                securities in Massachusetts.
 Scudder New York Tax Free      Income exempt from New York state   0.625% to             $  180,647,157
   Fund                         and New York City personal income     $200 million
                                taxes and regular federal income    0.600% thereafter
                                tax through investment primarily
                                in long-term investment-grade
                                municipal securities in New York.
---------------
 * Assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
 + Subject to waivers and/or expense limitations.

            FUND                            OBJECTIVE                    FEE RATE            ASSETS*
-----------------------------   ---------------------------------   -------------------   --------------
 Scudder Ohio Tax Free Fund     Income exempt from Ohio personal    0.600% of             $   84,109,009
                                income tax and regular federal        net assets+
                                income tax through investment
                                primarily in investment-grade
                                municipal securities in Ohio.
 Scudder Pennsylvania Tax       Income exempt from Pennsylvania     0.600% of             $   74,177,997
   Free Fund                    personal income tax and regular       net assets+
                                federal income tax through
                                investment primarily in
                                investment-grade municipal
                                securities in Pennsylvania.
U.S. INCOME
 Scudder Short Term Bond Fund   High level of income consistent     0.600% to             $1,468,170,885
                                with a high degree of principal       $500 million
                                stability through investments       0.500% next
                                primarily in high quality             $500 million
                                short-term bonds.                   0.450% next
                                                                      $500 million
                                                                    0.400% next
                                                                      $500 million
                                                                    0.375% next
                                                                      $1 billion
                                                                    0.350% thereafter
 Scudder Zero Coupon 2000       High investment returns over a      0.600% of             $   25,440,414
   Fund                         selected period as is consistent      net assets+
                                with investment in U.S.
                                Government securities and the
                                minimization of reinvestment
                                risk.
 Scudder GNMA Fund              High current income and safety of   0.650% to             $  383,008,164
                                principal primarily from              $200 million
                                investment in U.S. Government       0.600% next
                                guaranteed mortgage-backed GNMA       $300 million
                                securities.                         0.550% thereafter
 Scudder Income Fund            A high level of income,             0.650% to             $  578,519,502
                                consistent with the prudent           $200 million
                                investment of capital, through a    0.600% next
                                flexible investment program           $300 million
                                emphasizing high-grade bonds.       0.550% thereafter
 Scudder High Yield Bond Fund   A high level of current income      0.700% of             $   73,523,094
                                and capital appreciation through      net assets
                                investment primarily in below
                                investment-grade domestic debt
                                securities.
GLOBAL INCOME
 Scudder Global Bond Fund       Total return with an emphasis on    0.750% to             $  217,403,907
                                current income by investing           $1 billion
                                primarily in high-grade bonds       0.700%
                                denominated in foreign currencies     thereafter+
                                and the U.S. dollar.
---------------
 * Assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
 + Subject to waivers and/or expense limitations.

            FUND                            OBJECTIVE                    FEE RATE            ASSETS*
-----------------------------   ---------------------------------   -------------------   --------------
 Scudder International Bond     Income primarily by investing in    0.850% to             $  235,993,183
   Fund                         high-grade international bonds        $1 billion
                                and protection and possible         0.800% thereafter
                                enhancement of principal value by
                                actively managing currency, bond
                                market and maturity exposure and
                                by security selection.
 Scudder Emerging Markets       High current income and,            1.000% of             $  304,607,984
   Income Fund                  secondarily, long-term capital      net assets
                                appreciation by investing
                                primarily in high-yielding debt
                                securities issued in emerging
                                markets.
ASSET ALLOCATION
 Scudder Pathway Conservative   Current income and, secondarily,    There will be no      $   13,928,759***
   Portfolio                    long-term growth of capital by      fee as the Manager
                                investing substantially in          will receive a fee
                                Scudder bond mutual funds, but      from the underlying
                                will have some exposure to          funds.
                                Scudder equity mutual funds.
 Scudder Pathway Balanced       Balance of growth and income by     There will be no      $  167,721,722***
   Portfolio                    investing in a mix of Scudder       fee as the Manager
                                money market, bond and equity       will receive a fee
                                mutual funds.                       from the underlying
                                                                    funds.
 Scudder Pathway                Maximize total return by            There will be no      $    8,983,598***
   International Portfolio      investing in a select mix of        fee as the Manager
                                established international and       will receive a fee
                                global Scudder Funds.               from the underlying
                                                                    funds.
INSURANCE PRODUCTS
 Balanced Portfolio             Balance of growth and income        0.475% of             $   88,342,837
                                consistent with long-term           net assets
                                preservation of capital through a
                                diversified portfolio of equity
                                and fixed income securities.
 Bond Portfolio                 High level of income consistent     0.475% of             $   65,769,421
                                with a high quality portfolio of    net assets
                                debt securities.
 Money Market Portfolio         Stability of capital and current    0.370% of             $   97,785,626
                                income from a portfolio of money    net assets
                                market instruments.
---------------
  * Assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
*** Assets as of 6/30/97.
  + Subject to waivers and/or expense limitations.

            FUND                            OBJECTIVE                    FEE RATE            ASSETS*
-----------------------------   ---------------------------------   -------------------   --------------
AARP FUNDS
 AARP High Quality Money Fund   Current income and liquidity,       0.350% to             $  412,126,193
                                consistent with maintaining           $2 billion
                                stability and safety of             0.330% next
                                principal, through investment in      $2 billion
                                high quality securities.            0.300% next
                                                                      $2 billion
                                                                    0.280% next
                                                                      $2 billion
                                                                    0.260% next
                                                                      $3 billion
                                                                    0.250% next
                                                                      $3 billion
                                                                    0.240% thereafter
                                                                    INDIVIDUAL FUND FEE
                                                                    0.100% of
                                                                    net assets

 AARP Balanced Stock and Bond   Long-term growth of capital and     0.350% to             $  403,179,939
   Fund                         income, consistent with a stable      $2 billion
                                share price, through investment     0.330% next
                                in a combination of stocks, bonds     $2 billion
                                and cash reserves.                  0.300% next
                                                                      $2 billion
                                                                    0.280% next
                                                                      $2 billion
                                                                    0.260% next
                                                                      $3 billion
                                                                    0.250% next
                                                                      $3 billion
                                                                    0.240% thereafter
                                                                    INDIVIDUAL FUND FEE
                                                                    0.190% of
                                                                    net assets

 AARP Bond Fund for Income      High level of current income,       0.350% to             $   34,951,973***
                                consistent with greater share         $2 billion
                                price stability than a long term    0.330% next
                                bond, through investment              $2 billion
                                primarily in investment-grade       0.300% next
                                debt securities.                      $2 billion
                                                                    0.280% next
                                                                      $2 billion
                                                                    0.260% next
                                                                      $3 billion
                                                                    0.250% next
                                                                      $3 billion
                                                                    0.240%
                                                                    thereafter+
                                                                    INDIVIDUAL FUND FEE
                                                                    0.280% of
                                                                    net assets
---------------
  * Assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
*** Assets as of 6/30/97.
  + Subject to waivers and/or expense limitations.

            FUND                            OBJECTIVE                    FEE RATE            ASSETS*
-----------------------------   ---------------------------------   -------------------   --------------
 AARP GNMA and U.S. Treasury    High level of current income,       0.350% to             $4,904,439,844
   Fund                         consistent with greater share         $2 billion
                                price stability than a long-term    0.330% next
                                bond, through investment              $2 billion
                                principally in U.S.                 0.300% next
                                Government-guaranteed GNMA            $2 billion
                                securities and U.S. Treasury        0.280% next
                                obligations.                          $2 billion
                                                                    0.260% next
                                                                      $3 billion
                                                                    0.250% next
                                                                      $3 billion
                                                                    0.240% thereafter
                                                                    INDIVIDUAL FUND FEE
                                                                    0.120% of
                                                                    net assets

 AARP High Quality Bond Fund    High level of income, consistent    0.350% to             $  511,905,166
                                with greater share price              $2 billion
                                stability than a long-term bond,    0.330% next
                                through investment primarily in a     $2 billion
                                portfolio of high quality           0.300% next
                                securities                            $2 billion
                                                                    0.280% next
                                                                      $2 billion
                                                                    0.260% next
                                                                      $3 billion
                                                                    0.250% next
                                                                      $3 billion
                                                                    0.240% thereafter
                                                                    INDIVIDUAL FUND FEE
                                                                    0.190% of
                                                                    net assets

 AARP Diversified Income        Current income with modest long-    There will be no      $   34,230,023***
   Portfolio                    term appreciation through           fee as the manager
                                investment primarily in AARP bond   will receive a fee
                                mutual funds.                       from the underlying
                                                                    funds.

---------------
  * Assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
*** Assets as of 6/30/97.

            FUND                            OBJECTIVE                    FEE RATE            ASSETS*
-----------------------------   ---------------------------------   -------------------   --------------
 AARP High Quality Tax Free     Current income free from federal    0.350% to             $  111,264,728
   Money Fund                   income taxes and liquidity,           $2 billion
                                consistent with maintaining         0.330% next
                                stability and safety of               $2 billion
                                principal, through investment in    0.300% next
                                high-quality municipal                $2 billion
                                securities.                         0.280% next
                                                                      $2 billion
                                                                    0.260% next
                                                                      $3 billion
                                                                    0.250% next
                                                                      $3 billion
                                                                    0.240% thereafter
                                                                    INDIVIDUAL FUND FEE
                                                                    0.100% of
                                                                    net assets

 AARP Insured Tax Free          High level of income free from      0.350% to             $1,755,412,222
   General Bond Fund            federal income taxes, consistent      $2 billion
                                with greater share price            0.330% next
                                stability than a long-term            $2 billion
                                municipal bond, through             0.300% next
                                investment primarily in municipal     $2 billion
                                securities covered by insurance.    0.280% next
                                                                      $2 billion
                                                                    0.260% next
                                                                      $3 billion
                                                                    0.250% next
                                                                      $3 billion
                                                                    0.240% thereafter
                                                                    INDIVIDUAL FUND FEE
                                                                    0.190% of
                                                                    net assets

---------------
 * Assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.

                                                                       EXHIBIT C


                           PROPOSED AMENDMENTS TO THE


                              DECLARATION OF TRUST



     Following are proposed amendments to each Trust's Declaration of Trust, as described in the proxy statement. Additions are shown in BOLD TYPE and deletions by a [ ]; language shown as added may be in the current Declaration of Trust in some cases.



     Section 2.2.  Investments.


     The Trustees shall have the power:


          (i) TO INVEST, THROUGH A TRANSFER OF CASH, SECURITIES AND OTHER ASSETS OR OTHERWISE, ALL OR A PORTION OF THE TRUST PROPERTY, OR TO SELL ALL OR A PORTION OF THE TRUST PROPERTY AND INVEST THE PROCEEDS OF SUCH SALES, IN ANOTHER INVESTMENT COMPANY THAT IS REGISTERED UNDER THE 1940 ACT.



     Section 5.9.  Voting Powers.



     The [     ] SHAREHOLDERS shall have power to vote only (i) for the election of Trustees as provided in Section 2.12; (ii) for the removal of Trustees as
provided in Section 2.13; (iii) with respect to any [     ] amendment of this
Declaration to the extent and as provided in Section 8.3; [     ] (iv) to the
same extent as the stockholders of Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust
or [     ] ANY SERIES OR CLASS THEREOF OR THE SHAREHOLDERS (PROVIDED, HOWEVER,
THAT A SHAREHOLDER OF A PARTICULAR SERIES OR CLASS SHALL NOT BE ENTITLED TO BRING A DERIVATIVE OR CLASS ACTION ON BEHALF OF ANY OTHER SERIES OR CLASS (OR
SHAREHOLDER OF ANY OTHER SERIES OR CLASS) OF THE TRUST); AND [     ] (v) with
respect to such additional matters relating to the Trust as may be required by this Declaration, the By-laws or any registration of the Trust as an investment company under the 1940 Act with the Commission (or any successor agency) or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote, except that the Trustees may, in conjunction with the establishment of any Series OR CLASS of Shares, establish or reserve the right to establish conditions under
which the several Series OR CLASSES shall have separate voting rights or [     ]
no voting rights. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration or the
[     ] BY-LAWS to be taken by Shareholders. The By-laws may include further provisions for SHAREHOLDERS' votes and meetings and related matters.

                                                                       EXHIBIT D


                    PROPOSED FUNDAMENTAL INVESTMENT POLICIES


                       SCUDDER CALIFORNIA TAX FREE TRUST

                        SCUDDER CALIFORNIA TAX FREE FUND


                     SCUDDER CALIFORNIA TAX FREE MONEY FUND


                            SCUDDER MUNICIPAL TRUST

                        SCUDDER HIGH YIELD TAX FREE FUND


                        SCUDDER MANAGED MUNICIPAL BONDS


                          SCUDDER STATE TAX FREE TRUST

                SCUDDER MASSACHUSETTS LIMITED TERM TAX FREE FUND


                      SCUDDER MASSACHUSETTS TAX FREE FUND


                         SCUDDER NEW YORK TAX FREE FUND


                      SCUDDER NEW YORK TAX FREE MONEY FUND


                           SCUDDER OHIO TAX FREE FUND


                       SCUDDER PENNSYLVANIA TAX FREE FUND


                          SCUDDER TAX FREE MONEY FUND

                             SCUDDER TAX FREE TRUST

                       SCUDDER MEDIUM TERM TAX FREE FUND


                       SCUDDER LIMITED TERM TAX FREE FUND


     5.1. SCUDDER CALIFORNIA TAX FREE FUND, SCUDDER HIGH YIELD TAX FREE FUND, SCUDDER LIMITED TERM TAX FREE FUND, SCUDDER MANAGED MUNICIPAL BONDS AND SCUDDER MEDIUM TERM TAX FREE FUND.

     The Fund has elected to be classified as a diversified series of an open-end investment company.

     SCUDDER TAX FREE MONEY FUND.

     The Fund has elected to be classified as a diversified investment company.

     SCUDDER CALIFORNIA TAX FREE MONEY FUND, SCUDDER MASSACHUSETTS LIMITED TERM TAX FREE FUND, SCUDDER MASSACHUSETTS TAX FREE FUND, SCUDDER NEW YORK TAX FREE FUND, SCUDDER NEW YORK TAX FREE MONEY FUND, SCUDDER OHIO TAX FREE FUND AND SCUDDER PENNSYLVANIA TAX FREE FUND.

     The Fund has elected to be classified as a non-diversified series of an open-end investment company.


     In addition, as a matter of fundamental policy, each Fund will not:


          5.2. borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

          5.3. issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

          5.4 concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time (except that Scudder New York Tax Free Money Fund reserves the freedom of action to concentrate its investments in instruments issued by domestic banks);

          5.5 make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

          5.6 engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

          5.7 purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

          5.8 purchase physical commodities or contracts relating to physical commodities; or


     In addition, with respect to each of Scudder California Tax Free Fund and Scudder California Tax Free Money Fund, the Fund will, as a matter of fundamental policy:


          5.9 have at least 80% of its net assets invested in California municipal securities during periods of normal market conditions.


     In addition, with respect to each of Scudder High Yield Tax Free Fund, Scudder Managed Municipal Bonds, Scudder Medium Term Tax Free Fund, and Scudder Limited Term Tax Free Fund, the Fund will, as a matter of fundamental policy:


          5.10 have at least 80% of its net assets invested in municipal securities during periods of normal market conditions.


     In addition, with respect to each of Scudder Massachusetts Limited Term Tax Free Fund and Scudder Massachusetts Tax Free Fund, the Fund will, as a matter of fundamental policy:


          5.11 have at least 80% of its net assets invested in municipal securities of issuers located in Massachusetts and other qualifying issuers (including

     Puerto Rico, the U.S. Virgin Islands and Guam) during periods of normal market conditions.


     In addition, with respect to each of Scudder New York Tax Free Fund and Scudder New York Tax Free Money Fund, the Fund will, as a matter of fundamental policy:


          5.12 have at least 80% of its net assets invested in New York municipal securities during periods of normal market conditions.


     In addition, Scudder Ohio Tax Free Fund will, as a matter of fundamental policy:


          5.13 have at least 80% of its net assets invested in Ohio municipal securities during periods of normal market conditions.


     In addition, Scudder Pennsylvania Tax Free Fund will, as a matter of fundamental policy:


          5.14 have at least 80% of its net assets invested in Pennsylvania municipal securities during periods of normal market conditions.


     In addition, Scudder Tax Free Money Fund will, as a matter of fundamental policy:


          5.15 have at least 80% of its net assets invested in short-term municipal securities during periods of normal market conditions.

                                                                       EXHIBIT E

                    CURRENT FUNDAMENTAL INVESTMENT POLICIES

                       SCUDDER CALIFORNIA TAX FREE TRUST

                     SCUDDER CALIFORNIA TAX FREE MONEY FUND
                        SCUDDER CALIFORNIA TAX FREE FUND

     As a matter of fundamental policy, the Trust may not, on behalf of each
Fund:

          (1) borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements; provided that the Fund maintains asset coverage of 300% for all borrowings;

          (2) purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages and (ii) securities secured by real estate or interests therein, and the Trust, on behalf of Scudder California Tax Free Fund only, reserves freedom of action to hold and to sell real estate acquired as a result of Scudder California Tax Free Fund's ownership of securities); and the Trust, on behalf of each Fund, may not purchase or sell physical commodities or contracts relating to physical commodities;

          (3) act as underwriter of the securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Funds;

          (4) make loans to other persons, except (a) loans of portfolio securities and (b) to the extent the purchase of debt securities in accordance with its investment objective and investment policies and the entry into repurchase agreements may be deemed to be loans;

          (5) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except for shares of the separate classes or series of the Trust, provided, in the case of Scudder California Tax Free Fund only, that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction;

          (6) purchase (a) private activity bonds, or (b) securities which are neither municipal obligations nor securities of the U.S. Government, its agencies or instrumentalities, if in either case the purchase would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry (for the purposes of this restriction, telephone companies are considered to be in a separate industry from gas and electric public utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents); or

          (7) (Scudder California Tax Free Money Fund only) invest more than 25% of the value of its total assets in the securities of any one issuer;

     In addition, with respect to each Fund,

          (8) the Fund may invest more than 25% of its assets in industrial development or other private activity bonds. For purposes of the Fund's investment limitation regarding concentration of investments in any one industry, all such bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

          (9) at least 80% of the Fund's net assets is normally invested in California municipal securities. When the adviser determines that market conditions warrant, the Fund may, for temporary defensive purposes, invest more than 20% of its net assets in taxable securities.

                            SCUDDER MUNICIPAL TRUST

                        SCUDDER MANAGED MUNICIPAL BONDS
                        SCUDDER HIGH YIELD TAX FREE FUND

     As a matter of fundamental policy, each of Scudder Managed Municipal Bonds and Scudder High Yield Tax Free Fund may not:

          (1) with respect to 75% of its total assets taken at market value, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies;

          (2) borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements; provided that the Fund maintains asset coverage of 300% for all borrowings;

          (3) purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and
     (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities); each Fund may not purchase or sell physical commodities or contracts relating to physical commodities;

          (4) act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund;

          (5) make loans to other persons, except (a) loans of portfolio securities and (b) to the extent the entry into repurchase agreements and the purchase of debt obligations in accordance with its investment objectives and investment policies may be deemed to be loans;

          (6) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except for shares of the separate classes or series of the Fund, provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction;

          (7) purchase (a) private activity bonds, or (b) securities which are neither municipal obligations nor securities of the U.S. Government, its agencies or instrumentalities, if in either case the purchase would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry (for the purposes of this restriction, telephone companies are considered to be in a separate industry from gas and electric public utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are related primarily to financing the activities of their parents);

          (8) (for Scudder High Yield Tax Free Fund only) purchase securities which are not tax free obligations if such purchase would cause more than 20% of its total assets to be invested in such securities, except that for temporary defensive purposes, the Fund may invest more than 20% of its total assets in securities the interest income from which may be subject to federal income tax (i) to meet temporary liquidity requirements, and (ii) during the period between the commitment to purchase tax free securities and the settlement date of such purchases.

          (9) (for Scudder Managed Municipal Bonds only) purchase securities which are not tax free obligations if such purchase would cause more than 20% of its net assets to be invested in such securities, except that for temporary defensive purposes, the Fund may invest more than 20% of its net assets in securities the interest income from which may be subject to federal income tax (i) until the Fund is substantially invested in municipal securities, (ii) to meet temporary liquidity requirements, and
     (iii) during the period between the commitment to purchase municipal securities and the settlement date of such purchases.

          (10) purchase securities other than those described in the Fund's prospectus or statement of additional information.

     In addition,

          (11) With respect to Scudder High Yield Tax Free Fund: At least 80% of the Fund's net assets will normally be invested in municipal securities.

          (12) With respect to Scudder Managed Municipal Bonds: At least 80% of the Fund's net assets will normally be invested in municipal bonds.

                          SCUDDER STATE TAX FREE TRUST

                SCUDDER MASSACHUSETTS LIMITED TERM TAX FREE FUND
                      SCUDDER MASSACHUSETTS TAX FREE FUND

     As a matter of fundamental policy, Massachusetts Limited Term Tax Free Fund and Massachusetts Tax Free Fund may not:

          (1) invest more than 25% of the value of its total assets in the securities of any one issuer;

          (2) borrow money, except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements; provided that the Fund maintains asset coverage of 300% for all borrowings;

          (3) purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and
     (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities);

          (4) purchase or sell physical commodities or contracts relating to physical commodities;

          (5) act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund;

          (6) make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objectives and investment policies may be deemed to be loans;

          (7) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except for shares of the separate classes or series of the Trust, provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction;


          (8) with respect to 50% of the total assets of the Fund, invest more than 5% of its total assets in securities of any one issuer, except U.S. Government securities; and



          (9) purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of the Fund at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

     In addition, with respect to each Fund:

          (10) The Fund may invest more than 25% of its assets in industrial development or other private activity bonds. For purposes of the Fund's investment limitation regarding concentration of investments in any one industry, all such bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

          (11) The Fund normally invests at least 80% of its net assets in municipal securities of issuers located in Massachusetts and other qualifying issuers (including Puerto Rico, the U.S. Virgin Islands and
     Guam).

     In addition, as a matter of fundamental policy, Scudder Massachusetts Tax Free Fund may not:

          (12) with respect to 50% of the total assets of the Fund, purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by the Fund.

                          SCUDDER STATE TAX FREE TRUST


                      SCUDDER NEW YORK TAX FREE MONEY FUND

     As a matter of fundamental policy, the Trust may not, on behalf of Scudder New York Tax Free Money Fund:

          (1) borrow money, except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements; provided that the Fund maintains asset coverage of 300% for all borrowings;

          (2) purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and
     (ii) securities secured by real estate or interests therein;

          (3) act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund;

          (4) make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objectives and investment policies may be deemed to be loans;


          (5) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except for shares of the separate classes or series of the Trust, provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction;


          (6) purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of the Fund at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and in municipal obligations issued by governments or political subdivisions of governments, or in certificates of deposit or bankers' acceptances issued by domestic banks;

          (7) with respect to 50% of the total assets of the Fund, invest more than 5% of its total assets in the securities of any one issuer, except U.S. Government securities, and with respect to 100% of the value of the total assets of the Fund, the Fund may not invest more than 25% of the value of its total assets in the securities of any one issuer;

          (8) with respect to 50% of the total assets of the Fund purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by the Fund, provided that the amount of the total assets of the Fund that may be invested in the securities of any one issuer will, instead, be limited in accordance with federal law, regulation and regulatory interpretation applicable to money market funds, as amended from time to time; and

          (9) purchase or sell physical commodities or contracts relating to physical commodities.

     In addition,

          (10) The Fund may invest more than 25% of its assets in industrial development or other private activity bonds. For purposes of the Fund's investment limitation regarding concentration of investments in any one industry, all such bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

          (11) At least 80% of the Fund's net assets is normally invested in New York municipal securities. When the adviser determines that market conditions warrant, the Fund may, for temporary defensive purposes, invest more than 20% of its net assets in taxable securities.

                         SCUDDER NEW YORK TAX FREE FUND

     As a matter of fundamental policy, the Trust, on behalf of Scudder New York Tax Free Fund, may not:

          (1) purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result (a) more than 25% of the Registrant's total assets would then be invested in securities of any single issuer, or (b) 25% or more of the Registrant's total assets would then be invested in securities of issuers in any one industry or group of similar or related industries, provided, however, that the foregoing restriction shall not be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund will fail to meet the diversification requirements of the Code;

          (2) borrow money, except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements; provided that the Fund maintains asset coverage of 300% for all borrowings;

          (3) purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and
     (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities); the Fund may not purchase or sell physical commodities or contracts relating to physical commodities;

          (4) act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund;

          (5) make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent the purchase of debt securities in accordance with its investment objective and investment policies and the entry into repurchase agreements may be deemed to be loans;

          (6) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except for shares of the separate classes or series of the Trust, provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction; and

          (7) purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of the Fund at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

     In addition,

          (8) The Fund may invest more than 25% of its assets in industrial development or other private activity bonds. For purposes of the Fund's investment limitation regarding concentration of investments in any one industry, all such bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

          (9) At least 80% of the Fund's net assets is normally invested in New York municipal securities. When the adviser determines that market conditions warrant, the Fund may, for temporary defensive purposes, invest more than 20% of its net assets in taxable securities.

                        SCUDDER OHIO TAX FREE MONEY FUND

     As a matter of fundamental policy, the Trust, on behalf of Scudder Ohio Tax Free Fund, may not:

          (1) invest more than 25% of the value of its total assets in the securities of any one issuer;

          (2) borrow money, except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements; provided that the Fund maintains asset coverage of 300% for all borrowings;

          (3) purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and
     (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities);

          (4) act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund;

          (5) make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objectives and investment policies may be deemed to be loans;


          (6) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except for shares of the separate classes or series of the Trust, provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction;


          (7) with respect to 50% of the total assets of the Fund, purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by the Fund;

          (8) with respect to 50% of the total assets of the Fund, invest more than 5% of its total assets in securities of any one issuer, except U.S. Government securities;

          (9) purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of the Fund at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; and

          (10) purchase or sell physical commodities or contracts relating to physical commodities.

     In addition,

          (11) The Fund may invest more than 25% of its assets in industrial development or other private activity bonds. For purposes of the Fund's investment limitation regarding concentration of investments in any one industry, all such bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

          (12) At least 80% of the Fund's net assets is normally invested in Ohio municipal securities. When the adviser determines that market conditions warrant, the Fund may, for temporary defensive purposes, invest more than 20% of its net assets in taxable securities.

                    SCUDDER PENNSYLVANIA TAX FREE MONEY FUND

     As a matter of fundamental policy, the Trust, on behalf of Scudder Pennsylvania Tax Free Fund, may not:

          (1) invest more than 25% of the value of its total assets in the securities of any one issuer;

          (2) borrow money, except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements; provided that the Fund maintains asset coverage of 300% for all borrowings;

          (3) purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and
     (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities);

          (4) act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund;

          (5) make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objectives and investment policies may be deemed to be loans;


          (6) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except for shares of the separate classes or series of the Trust, provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction;


          (7) with respect to 50% of the total assets of the Fund, purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by the Fund;

          (8) with respect to 50% of the total assets of the Fund, invest more than 5% of its total assets in securities of any one issuer, except U.S. Government securities;

          (9) purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of the Fund at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; and

          (10) purchase or sell physical commodities or contracts relating to physical commodities.

     In addition,

          (11) The Fund may invest more than 25% of its assets in industrial development or other private activity bonds. For purposes of the Fund's investment limitation regarding concentration of investments in any one industry, all such bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

          (12) At least 80% of the Fund's net assets is normally invested in Pennsylvania municipal securities. When the adviser determines that market conditions warrant, the Fund may, for temporary defensive purposes, invest more than 20% of its net assets in taxable securities.

                          SCUDDER TAX FREE MONEY FUND

     As a matter of fundamental policy, Scudder Tax Free Money Fund may not:


          (1) with respect to 75% of the Fund's total assets, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of the total assets of the Fund in the securities of any one issuer (except for investments in obligations issued or guaranteed by the U.S. Government, or its agencies, or instrumentalities cash and cash equivalents and securities of other investment companies); provided that the amount of the total assets of the Fund that may be invested in the securities of any one issuer will, instead, be limited in accordance with federal law, regulation and regulatory interpretation applicable to money market funds, as amended from time to time;



          (2) borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements; provided that the Fund maintains asset coverage of 300% for all borrowings;


          (3) purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and
     (ii) securities secured by real estate or interests therein);


          (4) purchase or sell physical commodities or contracts relating to physical commodities;



          (5) act as underwriter of securities issued by others except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund;



          (6) make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objectives and investment policies may be deemed to be loans;



          (7) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur and except for shares of the separate classes or series of the Fund, provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margins are not considered to be the issuers of senior securities for the purposes of this restriction;



          (8) purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of the Fund at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investment in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalitics, in municipal obligations issued by governments or political subdivisions of governments or in certificates of deposit or bankers acceptances issued by domestic banks; or



          (9) purchase securities which are not tax free obligations if such purchase would cause more than 20% of its total assets to be invested in such securities, except that, for temporary defensive purposes, the Fund may invest more than 20% of its total assets in such securities the interest income from which may be subject to federal income (i) to meet temporary liquidity requirements, (ii) during the periods between the commitment to purchase municipal securities and the settlement date of such purchases and (iii) during other than normal market conditions.



     In addition,



          (11) At least 80% of the Fund's assets will normally be invested in municipal securities.

                             SCUDDER TAX FREE TRUST

                       SCUDDER LIMITED TERM TAX FREE FUND

     As a matter of fundamental policy, Scudder Limited Term Tax Free Fund may not:

          (1) with respect to 75% of the value of the total assets of the Fund invest more than 5% of the value of the total assets of the Fund in the securities of any one issuer, except U.S. Government securities;

          (2) borrow money, except from banks or pursuant to reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes (the Fund is required to maintain asset coverage [including borrowings] of 300% for all borrowings) and no purchases of securities for the Fund will be made while borrowings of the Fund exceed 5% of the Fund's assets;

          (3) purchase and sell real estate (though it may invest in securities of companies which deal in real estate and in other permitted investments secured by real estate) or physical commodities or physical commodities contracts;

          (4) act as underwriter of the securities issued by others except to the extent that the purchase of securities in accordance with its investment objectives and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting;

          (5) issue senior securities, except as appropriate to evidence indebtedness which the Fund is permitted to incur pursuant to Investment Restriction (2) and except for shares of the separate series of the Trust, shares of each of which will be preferred in liquidation and as to dividends over all other series of the Trust with respect to assets specifically allocated to that series;

          (6) purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by the Fund;

          (7) purchase from or sell to any of its officers and Trustees, its investment adviser, its principal underwriter or the officers or directors of its investment adviser or principal underwriter, portfolio securities of the Fund; or

          (8) purchase (i) pollution control and industrial development bonds or
     (ii) securities which are not municipal obligations if the purchase would cause more than 25% in the aggregate of the market value of the total assets of the Fund at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry.

          (9) make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objectives and investment policies may be deemed to be loans.

     In addition,

          (10) At least 80% of the Fund's total assets will normally be invested in municipal securities and, under normal market conditions, the Fund expects to invest 100% of its portfolio securities in municipal securities.

                       SCUDDER MEDIUM TERM TAX FREE FUND

     As a matter of fundamental policy, Scudder Medium Term Tax Free Fund may not:

          (1) with respect to 75% of the value of the total assets of the Fund invest more than 5% of the value of the total assets of the Fund in the securities of any one issuer, except U.S. Government securities;

          (2) borrow money, except from banks or pursuant to reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes (the Fund is required to maintain asset coverage [including borrowings] of 300% for all borrowings) and no purchases of securities for the Fund will be made while borrowings of the Fund exceed 5% of the Fund's assets (the payment of interest on borrowings will reduce the Fund's income);

          (3) purchase and sell real estate (though it may invest in securities of companies which deal in real estate and in other permitted investments secured by real estate) or physical commodities or physical commodities contracts;

          (4) act as underwriter of the securities issued by others except to the extent that it may be deemed to be an underwriter in connection with the purchase of securities in accordance with its investment objectives and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting;

          (5) make loans to other persons, except to the extent that the purchase of debt obligations in accordance with its investment objectives and policies and the entry into repurchase agreements may be deemed to be loans. The purchase of all of a publicly offered issue of debt obligations or all or a portion of non-publicly offered debt obligations may be deemed the making of a loan for this purpose, but, although not a policy which may be changed only by a vote of the shareholders, management expects that such securities would seldom exceed 25% of the net assets of the Fund. These securities are not expected to comprise a major part of the Fund's investments;

          (6) issue senior securities, except as appropriate to evidence indebtedness which the Fund is permitted to incur pursuant to Investment Restriction (2) and except for shares of the separate series of the Trust, shares of each of which will be preferred in liquidation and as to dividends over all other series of the Trust with respect to assets specifically allocated to that series;

          (7) purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by the Fund

     (the Fund has not employed this practice within the last year nor does it have any current intention of doing so in the foreseeable future);

          (8) purchase from or sell to any of its officers and Trustees, its investment adviser, its principal underwriter or the officers, directors and partners of its investment adviser or principal underwriter, portfolio securities of the Fund; or

          (9) purchase (i) pollution control and industrial development bonds or
     (ii) securities which are not municipal obligations if the purchase would cause more than 25% in the aggregate of the market value of the total assets of the Fund at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry.

                               SCUDDER CALIFORNIA
PROXY                                                                      PROXY
                                 TAX FREE FUND
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
              SPECIAL MEETING OF SHAREHOLDERS -- OCTOBER 24, 1997

    The undersigned hereby appoints [ ], [ ] and [ ] and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110, on October 24, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR each item.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

2. The election of Trustees;

       [ ] FOR all nominees listed below
           (except as marked to the contrary below)

     [ ] WITHHOLD AUTHORITY
         to vote for all nominees listed below

Nominees: Henry P. Becton, Jr., Dawn-Marie Driscoll, Peter B. Freeman, George M. Lovejoy, Jr., Dr. Wesley W. Marple, Jr., Daniel Pierce, Kathryn L. Quirk and Jean C. Tempel.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

          ------------------------------------------------------------

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;
             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

                           (continued on other side)

4. To approve certain amendments to Declaration of Trust;

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN


5. To approve changes to certain of the fundamental investment policies and restrictions.


       5.1 diversification;                     5.8  commodities;                              5.14 Ohio municipal securities;
       5.2 borrowing;                           5.9  California municipal securities;          5.15 short-term municipal securities;
       5.3 senior securities;                   5.10 municipal securities;                     5.16 tax diversification;
       5.4 concentration;                       5.11 Massachusetts municipal securities;       5.17 voting securities;
       5.5 loans;                               5.12 New York municipal securities;            5.18 affiliated transactions;
       5.6 underwriting of securities;          5.13 restricted and illiquid securities;       5.19 disclosed practices.
       5.7 investment in real estate;

     TO VOTE AGAINST OR ABSTAIN WITH RESPECT TO A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR THE CHANGES APPLICABLE TO THE FUND AND WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE BELOW.

     ---------------------------------------------------------------------------

6. Ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.
             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

    The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.
                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------
                                              (Signature of Shareholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)

                               Dated                                      , 1997
                                      ------------------------------------

 PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

                               SCUDDER CALIFORNIA
PROXY                                                                      PROXY
                              TAX FREE MONEY FUND
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
              SPECIAL MEETING OF SHAREHOLDERS -- OCTOBER 24, 1997

    The undersigned hereby appoints [ ], [ ] and [ ] and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110, on October 24, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR each item.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

2. The election of Trustees;

       [ ] FOR all nominees listed below
           (except as marked to the contrary below)

     [ ] WITHHOLD AUTHORITY
         to vote for all nominees listed below

Nominees: Henry P. Becton, Jr., Dawn-Marie Driscoll, Peter B. Freeman, George M. Lovejoy, Jr., Dr. Wesley W. Marple, Jr., Daniel Pierce, Kathryn L. Quirk and Jean C. Tempel.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

          ------------------------------------------------------------

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;
             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

                           (continued on other side)

4. To approve certain amendments to the Declaration of Trust;

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN


5. To approve changes to certain of the fundamental investment policies and restrictions.


       5.1 diversification;                     5.8 commodities;                         5.14 Ohio municipal securities;
       5.2 borrowing;                           5.9 California municipal securities;     5.15 short-term municipal securities;
       5.3 senior securities;                   5.10 municipal securities;               5.16 tax diversification;
       5.4 concentration;                       5.11 Massachusetts municipal             5.17 voting securities;
       5.5 loans;                               securities;                              5.18 affiliated transactions;
       5.6 underwriting of securities;          5.12 New York municipal securities;      5.19 disclosed practices.
       5.7 investment in real estate;           5.13 restricted and illiquid
                                                securities;

     TO VOTE AGAINST OR ABSTAIN WITH RESPECT TO A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR THE CHANGES APPLICABLE TO THE FUND AND WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE BELOW.

     ---------------------------------------------------------------------------

6. Ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.
             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

    The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.
                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------
                                              (Signature of Shareholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)

                               Dated                                      , 1997
                                      ------------------------------------

 PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

                               SCUDDER HIGH YIELD
PROXY                                                                      PROXY
                                 TAX FREE FUND
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
              SPECIAL MEETING OF SHAREHOLDERS -- OCTOBER 24, 1997

    The undersigned hereby appoints [ ], [ ] and [ ] and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110, on October 24, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR each item.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

2. The election of Trustees;

       [ ] FOR all nominees listed below
           (except as marked to the contrary below)

     [ ] WITHHOLD AUTHORITY
         to vote for all nominees listed below

Nominees: Henry P. Becton, Jr., Dawn-Marie Driscoll, Peter B. Freeman, George M. Lovejoy, Jr., Dr. Wesley W. Marple, Jr., Daniel Pierce, Kathryn L. Quirk and Jean C. Tempel.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

          ------------------------------------------------------------

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;
             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

                           (continued on other side)

4.    To approve certain amendments to the Declaration of Trust;

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

5. To approve changes to certain of the fundamental investment policies and restrictions.

         5.1 diversification;                    5.7  investment in real estate;         5.13 restricted and illiquid
         5.2 borrowing;                          5.8  commodities;                       securities;
         5.3 senior securities;                  5.9  California municipal securities;   5.14 Ohio municipal securities;
         5.4 concentration;                      5.10 municipal securities;              5.15 short-term municipal securities;
         5.5 loans;                              5.11 Massachusetts municipal            5.16 tax diversification;
         5.6 underwriting of securities;         securities;                             5.17 voting securities;
                                                 5.12 New York municipal securities;     5.18 affiliated transactions;
                                                                                         5.19 disclosed practices.

        TO VOTE AGAINST OR ABSTAIN WITH RESPECT TO A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR THE CHANGES APPLICABLE TO THE FUND AND WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE BELOW.

       -------------------------------------------------------------------------

6. Ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.
             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

    The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.
                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------
                                              (Signature of Shareholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)

                               Dated                                      , 1997
                                      ------------------------------------

 PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

                                    SCUDDER
PROXY                                                                      PROXY
                            MANAGED MUNICIPAL BONDS
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
              SPECIAL MEETING OF SHAREHOLDERS -- OCTOBER 24, 1997

    The undersigned hereby appoints [ ], [ ] and [ ] and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110, on October 24, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR each item.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

2. The election of Trustees;

       [ ] FOR all nominees listed below
           (except as marked to the contrary below)

     [ ] WITHHOLD AUTHORITY
         to vote for all nominees listed below

Nominees: Henry P. Becton, Jr., Dawn-Marie Driscoll, Peter B. Freeman, George M. Lovejoy, Jr., Dr. Wesley W. Marple, Jr., Daniel Pierce, Kathryn L. Quirk and Jean C. Tempel.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

          ------------------------------------------------------------

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;
             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

                           (continued on other side)

4.    To approve certain amendments to the Declaration of Trust;

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN


5. To approve changes to certain of the fundamental investment policies and restrictions.


         5.1 diversification;                    5.8  commodities;                       5.14 Ohio municipal securities;
         5.2 borrowing;                          5.9  California municipal securities;   5.15 short-term municipal securities;
         5.3 senior securities;                  5.10 municipal securities;              5.16 tax diversification;
         5.4 concentration;                      5.11 Massachusetts municipal            5.17 voting securities;
         5.5 loans;                              securities;                             5.18 affiliated transactions;
         5.6 underwriting of securities;         5.12 New York municipal securities;     5.19 disclosed practices.
         5.7 investment in real estate;          5.13 restricted and illiquid
                                                 securities;

        TO VOTE AGAINST OR ABSTAIN WITH RESPECT TO A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR THE CHANGES APPLICABLE TO THE FUND AND WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE BELOW.

       -------------------------------------------------------------------------

6. Ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.
             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

    The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.
                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------
                                              (Signature of Shareholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)

                               Dated                                      , 1997
                                      ------------------------------------

 PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

                             SCUDDER MASSACHUSETTS
PROXY                                                                      PROXY
                           LIMITED TERM TAX FREE FUND
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
              SPECIAL MEETING OF SHAREHOLDERS -- OCTOBER 24, 1997

    The undersigned hereby appoints [ ], [ ] and [ ] and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110, on October 24, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR each item.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

2. The election of Trustees;

       [ ] FOR all nominees listed below
           (except as marked to the contrary below)

     [ ] WITHHOLD AUTHORITY
         to vote for all nominees listed below

Nominees: Henry P. Becton, Jr., Dawn-Marie Driscoll, Peter B. Freeman, George M. Lovejoy, Jr., Dr. Wesley W. Marple, Jr., Daniel Pierce, Kathryn L. Quirk and Jean C. Tempel.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

          ------------------------------------------------------------

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;
             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

                           (continued on other side)

4.    To approve certain amendments to the Declaration of Trust;

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN


5. To approve changes to certain of the fundamental investment policies and restrictions.


         5.1 diversification;                    5.8  commodities;                       5.15 short-term municipal securities;
         5.2 borrowing;                          5.9  California municipal securities;   5.16 tax diversification;
         5.3 senior securities;                  5.10 municipal securities;              5.17 voting securities;
         5.4 concentration;                      5.11 Massachusetts municipal            5.18 affiliated transactions;
         5.5 loans;                              securities;                             5.19 disclosed practices.
         5.6 underwriting of securities;         5.12 New York municipal securities;
         5.7 investment in real estate;          5.13 restricted and illiquid
                                                 securities;
                                                 5.14 Ohio municipal securities;

        TO VOTE AGAINST OR ABSTAIN WITH RESPECT TO A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR THE CHANGES APPLICABLE TO THE FUND AND WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE BELOW.

       -------------------------------------------------------------------------

6. Ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.
             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

    The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.
                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------
                                              (Signature of Shareholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)

                               Dated                                      , 1997
                                      ------------------------------------

 PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

                             SCUDDER MASSACHUSETTS
PROXY                                                                      PROXY
                                 TAX FREE FUND
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
              SPECIAL MEETING OF SHAREHOLDERS -- OCTOBER 24, 1997

    The undersigned hereby appoints [ ], [ ] and [ ] and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110, on October 24, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR each item.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

2. The election of Trustees;

       [ ] FOR all nominees listed below
           (except as marked to the contrary below)

     [ ] WITHHOLD AUTHORITY
         to vote for all nominees listed below

Nominees: Henry P. Becton, Jr., Dawn-Marie Driscoll, Peter B. Freeman, George M. Lovejoy, Jr., Dr. Wesley W. Marple, Jr., Daniel Pierce, Kathryn L. Quirk and Jean C. Tempel.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

          ------------------------------------------------------------

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;
             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

                           (continued on other side)

4.    To approve certain amendments to the Declaration of Trust;

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN


5. To approve changes to certain of the fundamental investment policies and restrictions.


       5.1 diversification;                     5.8  commodities;                              5.14 Ohio municipal securities;
       5.2 borrowing;                           5.9  California municipal securities;          5.15 short-term municipal securities;
       5.3 senior securities;                   5.10 municipal securities;                     5.16 tax diversification;
       5.4 concentration;                       5.11 Massachusetts municipal securities;       5.17 voting securities;
       5.5 loans;                               5.12 New York municipal securities;            5.18 affiliated transactions;
       5.6 underwriting of securities;          5.13 restricted and illiquid securities;       5.19 disclosed practices.
       5.7 investment in real estate;

     TO VOTE AGAINST OR ABSTAIN WITH RESPECT TO A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR THE CHANGES APPLICABLE TO THE FUND AND WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE BELOW.

     ---------------------------------------------------------------------------

6. Ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.
             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

    The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.
                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------
                                              (Signature of Shareholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)

                               Dated                                      , 1997
                                      ------------------------------------

 PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

                                SCUDDER NEW YORK
PROXY                                                                      PROXY
                              TAX FREE MONEY FUND
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
              SPECIAL MEETING OF SHAREHOLDERS -- OCTOBER 24, 1997

    The undersigned hereby appoints [ ], [ ] and [ ] and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110, on October 24, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR each item.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

2. The election of Trustees;

       [ ] FOR all nominees listed below
           (except as marked to the contrary below)

     [ ] WITHHOLD AUTHORITY
         to vote for all nominees listed below

Nominees: Henry P. Becton, Jr., Dawn-Marie Driscoll, Peter B. Freeman, George M. Lovejoy, Jr., Dr. Wesley W. Marple, Jr., Daniel Pierce, Kathryn L. Quirk and Jean C. Tempel.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

          ------------------------------------------------------------

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;
             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

                           (continued on other side)

4.    To approve certain amendments to the Declaration of Trust;

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN


5. To approve changes to certain of the fundamental investment policies and restrictions.


       5.1 diversification;                     5.8  commodities;                        5.14 Ohio municipal securities;
       5.2 borrowing;                           5.9  California municipal securities;    5.15 short-term municipal securities;
       5.3 senior securities;                   5.10 municipal securities;               5.16 tax diversification;
       5.4 concentration;                       5.11 Massachusetts municipal             5.17 voting securities;
       5.5 loans;                               securities;                              5.18 affiliated transactions;
       5.6 underwriting of securities;          5.12 New York municipal securities;      5.19 disclosed practices.
       5.7 investment in real estate;           5.13 restricted and illiquid
                                                securities;

     TO VOTE AGAINST OR ABSTAIN WITH RESPECT TO A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR THE CHANGES APPLICABLE TO THE FUND AND WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE BELOW.

     ---------------------------------------------------------------------------

6. Ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.
             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

    The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.
                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------
                                              (Signature of Shareholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)

                               Dated                                      , 1997
                                      ------------------------------------

 PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

                                SCUDDER NEW YORK
PROXY                                                                      PROXY
                                 TAX FREE FUND
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
              SPECIAL MEETING OF SHAREHOLDERS -- OCTOBER 24, 1997

    The undersigned hereby appoints [ ], [ ] and [ ] and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110, on October 24, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR each item.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

2. The election of Trustees;

       [ ] FOR all nominees listed below
           (except as marked to the contrary below)

     [ ] WITHHOLD AUTHORITY
         to vote for all nominees listed below

Nominees: Henry P. Becton, Jr., Dawn-Marie Driscoll, Peter B. Freeman, George M. Lovejoy, Jr., Dr. Wesley W. Marple, Jr., Daniel Pierce, Kathryn L. Quirk and Jean C. Tempel.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

          ------------------------------------------------------------

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;
             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

                           (continued on other side)

4.    To approve certain amendments to the Declaration of Trust;

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN


5. To approve changes to certain of the fundamental investment policies and restrictions.


       5.1 diversification;                     5.8  commodities;                        5.14 Ohio municipal securities;
       5.2 borrowing;                           5.9  California municipal securities;    5.15 short-term municipal securities;
       5.3 senior securities;                   5.10 municipal securities;               5.16 tax diversification;
       5.4 concentration;                       5.11 Massachusetts municipal             5.17 voting securities;
       5.5 loans;                               securities;                              5.18 affiliated transactions;
       5.6 underwriting of securities;          5.12 New York municipal securities;      5.19 disclosed practices.
       5.7 investment in real estate;           5.13 restricted and illiquid
                                                securities;

     TO VOTE AGAINST OR ABSTAIN WITH RESPECT TO A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR THE CHANGES APPLICABLE TO THE FUND AND WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE BELOW.

     ---------------------------------------------------------------------------

6. Ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.
             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

    The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.
                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------
                                              (Signature of Shareholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)

                                  SCUDDER OHIO
PROXY                                                                      PROXY
                                 TAX FREE FUND
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
              SPECIAL MEETING OF SHAREHOLDERS -- OCTOBER 24, 1997

    The undersigned hereby appoints [ ], [ ] and [ ] and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110, on October 24, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR each item.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

2. The election of Trustees;

       [ ] FOR all nominees listed below
           (except as marked to the contrary below)

     [ ] WITHHOLD AUTHORITY
         to vote for all nominees listed below

Nominees: Henry P. Becton, Jr., Dawn-Marie Driscoll, Peter B. Freeman, George M. Lovejoy, Jr., Dr. Wesley W. Marple, Jr., Daniel Pierce, Kathryn L. Quirk and Jean C. Tempel.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

          ------------------------------------------------------------

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;
             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

                           (continued on other side)

4.    To approve certain amendments to the Declaration of Trust;

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

5. To approve changes to certain of the fundamental investment policies and restrictions.

       5.1 diversification;                     5.8  commodities;                        5.15 short-term municipal securities;
       5.2 borrowing;                           5.9  California municipal securities;    5.16 tax diversification;
       5.3 senior securities;                   5.10 municipal securities;               5.17 voting securities;
       5.4 concentration;                       5.11 Massachusetts municipal             5.18 affiliated transactions;
       5.5 loans;                               securities;                              5.19 disclosed practices.
       5.6 underwriting of securities;          5.12 New York municipal securities;
       5.7 investment in real estate;           5.13 restricted and illiquid
                                                securities;
                                                5.14 Ohio municipal securities;

     TO VOTE AGAINST OR ABSTAIN WITH RESPECT TO A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR THE CHANGES APPLICABLE TO THE FUND AND WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE BELOW.

     ---------------------------------------------------------------------------

6. Ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.
             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

    The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.
                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------
                                              (Signature of Shareholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)

                               Dated                                      , 1997
                                      ------------------------------------

 PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

                              SCUDDER PENNSYLVANIA
PROXY                                                                      PROXY
                                 TAX FREE FUND
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
              SPECIAL MEETING OF SHAREHOLDERS -- OCTOBER 24, 1997

    The undersigned hereby appoints [ ], [ ] and [ ] and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110, on October 24, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR each item.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

2. The election of Trustees;

       [ ] FOR all nominees listed below
           (except as marked to the contrary below)

     [ ] WITHHOLD AUTHORITY
         to vote for all nominees listed below

Nominees: Henry P. Becton, Jr., Dawn-Marie Driscoll, Peter B. Freeman, George M. Lovejoy, Jr., Dr. Wesley W. Marple, Jr., Daniel Pierce, Kathryn L. Quirk and Jean C. Tempel.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

          ------------------------------------------------------------

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;
             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

                           (continued on other side)

4.    To approve certain amendments to the Declaration of Trust;


             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN


5. To approve changes to certain of the fundamental investment policies and restrictions.

       5.1 diversification;                     5.8 commodities;                               5.14 Ohio municipal securities;
       5.2 borrowing;                           5.9 California municipal securities;           5.15 short-term municipal securities;
       5.3 senior securities;                   5.10 municipal securities;                     5.16 tax diversification;
       5.4 concentration;                       5.11 Massachusetts municipal securities;       5.17 voting securities;
       5.5 loans;                               5.12 New York municipal securities;            5.18 affiliated transactions;
       5.6 underwriting of securities;          5.13 restricted and illiquid securities;       5.19 disclosed practices.
       5.7 investment in real estate;

     TO VOTE AGAINST OR ABSTAIN WITH RESPECT TO A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR THE CHANGES APPLICABLE TO THE FUND AND WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE BELOW.

     ---------------------------------------------------------------------------

6. Ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.
             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

    The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.
                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------
                                              (Signature of Shareholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)

                               Dated                                      , 1997
                                      ------------------------------------

 PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

                                    SCUDDER
PROXY                                                                      PROXY
                              TAX FREE MONEY FUND
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
              SPECIAL MEETING OF SHAREHOLDERS -- OCTOBER 24, 1997

    The undersigned hereby appoints [ ], [ ] and [ ] and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110, on October 24, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR each item.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

2. The election of Trustees;

       [ ] FOR all nominees listed below
           (except as marked to the contrary below)

     [ ] WITHHOLD AUTHORITY
         to vote for all nominees listed below

Nominees: Henry P. Becton, Jr., Dawn-Marie Driscoll, Peter B. Freeman, George M. Lovejoy, Jr., Dr. Wesley W. Marple, Jr., Daniel Pierce, Kathryn L. Quirk and Jean C. Tempel.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

          ------------------------------------------------------------

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;
             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

                           (continued on other side)

4.    To approve certain amendments to the Declaration of Trust;


             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN


5. To approve changes to certain of the fundamental investment policies and restrictions.

       5.1 diversification;                     5.8 commodities;                               5.14 Ohio municipal securities;
       5.2 borrowing;                           5.9 California municipal securities;           5.15 short-term municipal securities;
       5.3 senior securities;                   5.10 municipal securities;                     5.16 tax diversification;
       5.4 concentration;                       5.11 Massachusetts municipal securities;       5.17 voting securities;
       5.5 loans;                               5.12 New York municipal securities;            5.18 affiliated transactions;
       5.6 underwriting of securities;          5.13 restricted and illiquid securities;       5.19 disclosed practices.
       5.7 investment in real estate;

     TO VOTE AGAINST OR ABSTAIN WITH RESPECT TO A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR THE CHANGES APPLICABLE TO THE FUND AND WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE BELOW.

     ---------------------------------------------------------------------------

6. Ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.
             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

    The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.
                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------
                                              (Signature of Shareholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)

                               Dated                                      , 1997
                                      ------------------------------------

 PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

                              SCUDDER LIMITED TERM
PROXY                                                                      PROXY
                                 TAX FREE FUND
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
              SPECIAL MEETING OF SHAREHOLDERS -- OCTOBER 24, 1997

    The undersigned hereby appoints [ ], [ ] and [ ] and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110, on October 24, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR each item.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

2. The election of Trustees;

       [ ] FOR all nominees listed below
           (except as marked to the contrary below)

     [ ] WITHHOLD AUTHORITY
         to vote for all nominees listed below

Nominees: Henry P. Becton, Jr., Dawn-Marie Driscoll, Peter B. Freeman, George M. Lovejoy, Jr., Dr. Wesley W. Marple, Jr., Daniel Pierce, Kathryn L. Quirk and Jean C. Tempel.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

          ------------------------------------------------------------

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;
             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

                           (continued on other side)

4.    To approve certain amendments to the Declaration of Trust;


             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN


5. To approve changes to certain of the fundamental investment policies and restrictions.

       5.1 diversification;                     5.8  commodities;                        5.15 short-term municipal securities;
       5.2 borrowing;                           5.9  California municipal securities;    5.16 tax diversification;
       5.3 senior securities;                   5.10 municipal securities;               5.17 voting securities;
       5.4 concentration;                       5.11 Massachusetts municipal             5.18 affiliated transactions;
       5.5 loans;                               securities;                              5.19 disclosed practices.
       5.6 underwriting of securities;          5.12 New York municipal securities;
       5.7 investment in real estate;           5.13 restricted and illiquid
                                                securities;
                                                5.14 Ohio municipal securities;

     TO VOTE AGAINST OR ABSTAIN WITH RESPECT TO A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR THE CHANGES APPLICABLE TO THE FUND AND WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE BELOW.

     ---------------------------------------------------------------------------

6. Ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.
             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

    The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.
                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------
                                              (Signature of Shareholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)

                               Dated                                      , 1997
                                      ------------------------------------

 PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

                              SCUDDER MEDIUM TERM
PROXY                                                                      PROXY
                                 TAX FREE FUND
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
              SPECIAL MEETING OF SHAREHOLDERS -- OCTOBER 24, 1997

    The undersigned hereby appoints [ ], [ ] and [ ] and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110, on October 24, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR each item.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

2. The election of Trustees;

       [ ] FOR all nominees listed below
           (except as marked to the contrary below)

     [ ] WITHHOLD AUTHORITY
         to vote for all nominees listed below

Nominees: Henry P. Becton, Jr., Dawn-Marie Driscoll, Peter B. Freeman, George M. Lovejoy, Jr., Dr. Wesley W. Marple, Jr., Daniel Pierce, Kathryn L. Quirk and Jean C. Tempel.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

          ------------------------------------------------------------

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;
             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

                           (continued on other side)

4. To approve certain amendments to the Declaration of Trust;

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN


5. To approve changes to certain of the fundamental investment policies and restrictions.


       5.1 diversification;                     5.8  commodities;                        5.14 Ohio municipal securities;
       5.2 borrowing;                           5.9  California municipal securities;    5.15 short-term municipal securities;
       5.3 senior securities;                   5.10 municipal securities;               5.16 tax diversification;
       5.4 concentration;                       5.11 Massachusetts municipal             5.17 voting securities;
       5.5 loans;                               securities;                              5.18 affiliated transactions;
       5.6 underwriting of securities;          5.12 New York municipal securities;      5.19 disclosed practices.
       5.7 investment in real estate;           5.13 restricted and illiquid
                                                securities;

     TO VOTE AGAINST OR ABSTAIN WITH RESPECT TO A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR THE CHANGES APPLICABLE TO THE FUND AND WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE BELOW.

     ---------------------------------------------------------------------------

6. Ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.
             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

    The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.
                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------
                                              (Signature of Shareholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)

                               Dated                                      , 1997
                                      ------------------------------------

 PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.